EXHIBIT 99.2

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Note:

Unless otherwise noted, references in this financial supplement to income (loss) from continuing operations, income (loss) from continuing operations per share, net income (loss), net income (loss) per share, book value and book value per common share should be read as income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders, income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per share, net income (loss) available to Genworth Financial, Inc.’s common stockholders, net income (loss) available to Genworth Financial, Inc.’s common stockholders per share, book value available to Genworth Financial, Inc.’s common stockholders and book value available to Genworth Financial, Inc.’s common stockholders per share, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Dear Investor,

On March 27, 2013, the company announced that it had agreed to sell its wealth management business to AqGen Liberty Acquisition, Inc., a subsidiary of AqGen Liberty Holdings LLC, a partnership of Aquiline Capital Partners and Genstar Capital. As a result, this business has been accounted for as discontinued operations and its financial position and results of operations are separately reported for all periods presented. The wealth management business, previously a separate segment, is separately presented as discontinued operations and all prior periods reflected herein on this basis.

The company has a practice of refunding the post-delinquent premiums in the U.S. mortgage insurance business to the insured party if the delinquent loan goes to claim. The company's historical accounting practice was to account for these premium refunds as a reduction in premiums upon payment. In the first quarter of 2013, the company determined that it should have been recording a liability for premiums received on the delinquent loans where its practice was to refund post-delinquent premiums. This error was not material to the company's consolidated financial condition, results of operations or cash flows as presented in the company's previously filed annual and quarterly financial statements; however, the adjustment to correct the cumulative effect of this error would have been material if recorded in the first quarter of 2013. The company restated the financial information to correct this error for all periods presented herein. The cumulative decrease to retained earnings was $46 million as of January 1, 2012. Any ratios derived from premiums have also been restated. The following summarizes the adjustments to the income statement in the U.S. mortgage insurance business:

	2012
(amounts in millions)	4Q	3Q	2Q	1Q	Total
Premiums	$2	$2	$—	$(1)	$3
Provision for income taxes	—	1	—	—	1

Net income	$2	$1	$—	$(1)	$2

As previously announced, on April 1, 2013, the company completed a holding company reorganization in connection with a comprehensive capital plan for the U.S. mortgage insurance business. Pursuant to the reorganization, the public holding company historically known as “Genworth Financial, Inc.” (now renamed Genworth Holdings, Inc. (“Genworth Holdings”)) became a direct, wholly-owned subsidiary of a new public holding company that was formed and that now has been renamed Genworth Financial, Inc. (“New Genworth”). In connection with the reorganization, all the stockholders of Genworth Holdings immediately prior to the completion of the reorganization automatically became stockholders of New Genworth, owning the same number of shares of stock in New Genworth that they owned in Genworth Holdings immediately prior to the reorganization.

Accordingly, references to “Genworth” or the “company” in this Quarterly Financial Supplement have the following meanings:

•	For periods prior to April 1, 2013: Genworth Holdings

•	For periods from and after April 1, 2013: New Genworth

Once again, thank you for your continued interest in Genworth Financial.

Please feel free to call with any questions or comments.

Regards,

Georgette Nicholas

Investor Relations

804 662.2248

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP(1) financial measure entitled “net operating income (loss).” The chief operating decision maker evaluates segment performance and allocates resources on the basis of net operating income (loss). The company defines net operating income (loss) as income (loss) from continuing operations excluding the after-tax effects of income attributable to noncontrolling interests, net investment gains (losses), goodwill impairments, gains (losses) on the sale of businesses and infrequent or unusual non-operating items. The company excludes net investment gains (losses) and infrequent or unusual non-operating items because the company does not consider them to be related to the operating performance of the company’s segments and Corporate and Other activities. A component of the company’s net investment gains (losses) is the result of impairments, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to the company’s discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Goodwill impairments and gains (losses) on the sale of businesses are also excluded from net operating income (loss) because in the company’s opinion, they are not indicative of overall operating trends. Other non-operating items are also excluded from net operating income (loss), in the company’s opinion, they are not indicative of overall operating trends.

While some of these items may be significant components of net income (loss) available to Genworth Financial, Inc.’s common stockholders in accordance with GAAP, the company believes that net operating income (loss) and measures that are derived from or incorporate net operating income (loss), including net operating income (loss) per common share on a basic and diluted basis, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses net operating income (loss) as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. However, the items excluded from net operating income (loss) have occurred in the past and could, and in some cases will, recur in the future. Net operating income (loss) and net operating income (loss) per common share on a basic and diluted basis are not substitutes for net income (loss) available to Genworth Financial, Inc.’s common stockholders or net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share on a basic and diluted basis determined in accordance with GAAP. In addition, the company’s definition of net operating income (loss) may differ from the definitions used by other companies.

The table on page 8 of this financial supplement reflects net operating income (loss) as determined in accordance with accounting guidance related to segment reporting, and a reconciliation of net operating income (loss) of the company’s segments and Corporate and Other activities to net income (loss) available to Genworth Financial, Inc.’s common stockholders for the periods presented. The financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 67 through 70 of this financial supplement.

Selected Operating Performance Measures

This financial supplement contains selected operating performance measures including “sales” and “insurance in-force” or “risk in-force” which are commonly used in the insurance industry as measures of operating performance.

Management regularly monitors and reports sales metrics as a measure of volume of new and renewal business generated in a period. Sales refer to: (1) annualized first-year premiums for term life and long-term care insurance; (2) annualized first-year deposits plus 5% of excess deposits for universal and term universal life insurance products; (3) 10% of premium deposits for linked-benefits products; (4) new and additional premiums/deposits for fixed annuities; (5) new insurance written for mortgage insurance; and (6) written premiums and deposits, gross of ceded reinsurance and cancellations, and premium equivalents, where the company earns a fee for administrative services only business, for the lifestyle protection insurance business. Sales do not include renewal premiums on policies or contracts written during prior periods. The company considers annualized first-year premiums, premium equivalents, new premiums/deposits, written premiums and new insurance written to be a measure of the company’s operating performance because they represent a measure of new sales of insurance policies or contracts during a specified period, rather than a measure of the company’s revenues or profitability during that period.

Management regularly monitors and reports insurance in-force and risk in-force. Insurance in-force for the life, international mortgage and U.S. mortgage insurance businesses is a measure of the aggregate face value of outstanding insurance policies as of the respective reporting date. For the risk in-force in the international mortgage insurance business, the company has computed an “effective” risk in-force amount, which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor of 35% that represents the highest expected average per-claim payment for any one underwriting year over the life of the company’s businesses in Canada and Australia. Risk in-force for the U.S. mortgage insurance business is the obligation that is limited under contractual terms to the amounts less than 100% of the mortgage loan value. The company considers insurance in-force and risk in-force to be a measure of the company’s operating performance because they represent a measure of the size of the business at a specific date which will generate revenues and profits in a future period, rather than a measure of the company’s revenues or profitability during that period.

This financial supplement also includes information related to loss mitigation activities for the U.S. mortgage insurance business. The company defines loss mitigation activities as rescissions, cancellations, borrower loan modifications, repayment plans, lender- and borrower-titled presales, claims administration and other loan workouts. Estimated savings related to rescissions are the reduction in carried loss reserves, net of premium refunds and reinstatement of prior rescissions. Estimated savings related to loan modifications and other cure related loss mitigation actions represent the reduction in carried loss reserves. Estimated savings related to claims mitigation activities represent amounts deducted or “curtailed” from claims due to acts or omissions by the insured or the servicer with respect to the servicing of an insured loan that is not in compliance with obligations under our master policy. For non-cure related actions, including presales, the estimated savings represent the difference between the full claim obligation and the actual amount paid. The company believes that this information helps to enhance the understanding of the operating performance of the U.S. mortgage insurance business as loss mitigation activities specifically impact current and future loss reserves and level of claim payments.

These operating measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

(1)	U.S. Generally Accepted Accounting Principles

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Financial Highlights (amounts in millions, except per share data)
Balance Sheet Data	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Total Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income	$11,398	$11,291	$11,158	$11,117	$11,035
Total accumulated other comprehensive income	4,824	5,202	5,223	4,653	3,656

Total Genworth Financial, Inc.’s stockholders’ equity	$16,222	$16,493	$16,381	$15,770	$14,691

Book value per common share	$32.90	$33.53	$33.31	$32.08	$29.89
Book value per common share, excluding accumulated other comprehensive income	$23.11	$22.95	$22.69	$22.61	$22.45
Common shares outstanding as of the balance sheet date	493.1	491.9	491.8	491.6	491.5

	Twelve months ended
Twelve Month Rolling Average ROE	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
GAAP Basis ROE	3.4%	2.9%	2.7%	2.2%	0.2%
Operating ROE(1)	4.4%	3.2%	2.8%	2.2%	0.4%

	Three months ended
Quarterly Average ROE	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
GAAP Basis ROE	3.6%	6.0%	1.3%	2.7%	1.7%
Operating ROE(1)	5.3%	5.7%	4.0%	2.4%	0.6%

Basic and Diluted Shares	Three months ended March 31, 2013
Weighted-average shares used in basic earnings per common share calculations	492.5
Potentially dilutive securities:
Stock options, restricted stock units and stock appreciation rights	4.3

Weighted-average shares used in diluted earnings per common share calculations	496.8

(1)	See page 67 herein for a reconciliation of GAAP Basis ROE to Operating ROE.

First Quarter Results

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Consolidated Net Income by Quarter

(amounts in millions, except per share amounts)

	2013	2012
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$1,261	$1,320	$1,313	$1,302	$1,106	$5,041
Net investment income	814	840	825	846	832	3,343
Net investment gains (losses)	(61)	14	9	(33)	37	27
Insurance and investment product fees and other	289	293	309	287	340	1,229

Total revenues	2,303	2,467	2,456	2,402	2,315	9,640

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,201	1,401	1,363	1,382	1,232	5,378
Interest credited	184	193	193	194	195	775
Acquisition and operating expenses, net of deferrals	433	272	443	439	440	1,594
Amortization of deferred acquisition costs and intangibles	122	144	160	147	271	722
Goodwill impairment	—	—	89	—	—	89
Interest expense	126	124	126	131	95	476

Total benefits and expenses	2,066	2,134	2,374	2,293	2,233	9,034

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	237	333	82	109	82	606
Provision for income taxes	76	73	23	27	15	138

INCOME FROM CONTINUING OPERATIONS	161	260	59	82	67	468
Income (loss) from discontinued operations, net of taxes(1)	(20)	6	12	27	12	57

NET INCOME	141	266	71	109	79	525
Less: net income attributable to noncontrolling interests	38	98	36	33	33	200

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$103	$168	$35	$76	$46	$325

Earnings Per Share Data:

Income from continuing operations available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$0.25	$0.33	$0.05	$0.10	$0.07	$0.55
Diluted	$0.25	$0.33	$0.05	$0.10	$0.07	$0.54

Net income available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$0.21	$0.34	$0.07	$0.16	$0.09	$0.66
Diluted	$0.21	$0.34	$0.07	$0.16	$0.09	$0.66

Weighted-average shares outstanding
Basic	492.5	491.9	491.7	491.5	491.2	491.6
Diluted	496.8	493.9	493.9	493.9	495.7	494.4

(1)	Income from discontinued operations related to the wealth management business. Refer to page 58 for operating results of discontinued operations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Net Operating Income by Segment by Quarter

(amounts in millions, except per share amounts)

	2013	2012
	1Q	4Q	3Q	2Q	1Q	Total
U.S. Life Insurance Division
U.S. Life Insurance segment:
Life Insurance	$36	$49	$22	$30	$6	$107
Long-Term Care	20	7	45	14	35	101
Fixed Annuities	29	20	19	20	23	82

Total U.S. Life Insurance segment	85	76	86	64	64	290

Total U.S. Life Insurance Division	85	76	86	64	64	290

Global Mortgage Insurance Division
International Mortgage Insurance segment:
Canada	42	114	42	41	37	234
Australia	46	62	57	44	(21)	142
Other Countries	(7)	(11)	(5)	(9)	(9)	(34)

Total International Mortgage Insurance segment	81	165	94	76	7	342
U.S. Mortgage Insurance segment	21	(32)	(37)	(25)	(44)	(138)

Total Global Mortgage Insurance Division	102	133	57	51	(37)	204

Corporate and Other Division
International Protection segment	6	8	8	3	5	24
Runoff segment	16	8	9	(6)	35	46
Corporate and Other	(58)	(65)	(49)	(45)	(50)	(209)

Total Corporate and Other Division	(36)	(49)	(32)	(48)	(10)	(139)

NET OPERATING INCOME	151	160	111	67	17	355

ADJUSTMENTS TO NET OPERATING INCOME:
Net investment gains (losses), net of taxes and other adjustments	(28)	2	(2)	(18)	17	(1)
Goodwill impairment, net of taxes	—	—	(86)	—	—	(86)
Income (loss) from discontinued operations, net of taxes	(20)	6	12	27	12	57

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	103	168	35	76	46	325
Add: net income attributable to noncontrolling interests	38	98	36	33	33	200

NET INCOME	$141	$266	$71	$109	$79	$525

Earnings Per Share Data:

Net income available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$0.21	$0.34	$0.07	$0.16	$0.09	$0.66
Diluted	$0.21	$0.34	$0.07	$0.16	$0.09	$0.66

Net operating income per common share
Basic	$0.31	$0.32	$0.23	$0.14	$0.03	$0.72
Diluted	$0.30	$0.32	$0.22	$0.14	$0.03	$0.72

Weighted-average shares outstanding
Basic	492.5	491.9	491.7	491.5	491.2	491.6
Diluted	496.8	493.9	493.9	493.9	495.7	494.4

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Consolidated Balance Sheets

(amounts in millions)

	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$61,082	$62,161	$62,214	$59,791	$58,532
Equity securities available-for-sale, at fair value	490	518	524	431	432
Commercial mortgage loans	5,866	5,872	5,861	5,875	6,030
Restricted commercial mortgage loans related to securitization entities	324	341	359	382	392
Policy loans	1,606	1,601	1,626	1,619	1,555
Other invested assets	2,982	3,493	3,906	4,502	3,001
Restricted other invested assets related to securitization entities	399	393	393	391	384

Total investments	72,749	74,379	74,883	72,991	70,326
Cash and cash equivalents	3,797	3,632	3,720	3,854	4,152
Accrued investment income	769	715	746	652	759
Deferred acquisition costs	5,050	5,036	5,020	5,023	5,060
Intangible assets	346	366	375	407	460
Goodwill	868	868	868	958	961
Reinsurance recoverable	17,211	17,230	17,195	17,177	17,193
Other assets	706	710	975	1,005	917
Separate account assets	10,140	9,937	10,166	10,033	10,646
Assets associated with discontinued operations(1)	439	439	439	436	509

Total assets	$112,075	$113,312	$114,387	$112,536	$110,983

(1)	The assets associated with discontinued operations prior to the sale have been segregated in the consolidated balance sheets. The major assets categories for discontinued operations were as follows:

	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
ASSETS
Equity securities available-for-sale, at fair value	$—	$—	$—	$—	$2
Other invested assets	10	10	10	10	—
Cash and cash equivalents	22	21	21	20	35
Intangible assets	116	115	113	112	113
Goodwill	247	260	260	260	295
Other assets	44	33	35	34	64

Assets associated with discontinued operations	$439	$439	$439	$436	$509

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Consolidated Balance Sheets

(amounts in millions)

	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Future policy benefits	$33,601	$33,505	$33,221	$32,825	$32,380
Policyholder account balances	25,886	26,262	26,449	26,160	26,204
Liability for policy and contract claims	7,343	7,509	7,545	7,552	7,663
Unearned premiums	4,193	4,333	4,291	4,156	4,209
Other liabilities	5,028	5,239	6,094	5,813	5,318
Borrowings related to securitization entities	329	336	353	375	383
Non-recourse funding obligations	2,062	2,066	2,325	2,598	2,602
Long-term borrowings	4,766	4,776	4,880	4,865	5,095
Deferred tax liability	1,132	1,507	1,406	1,186	580
Separate account liabilities	10,140	9,937	10,166	10,033	10,646
Liabilities associated with discontinued operations(1)	86	61	56	54	67

Total liabilities	94,566	95,531	96,786	95,617	95,147

Stockholders' equity:
Common stock	1	1	1	1	1
Additional paid-in capital	12,131	12,127	12,162	12,156	12,150

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses):
Net unrealized gains on securities not other-than-temporarily impaired	2,471	2,692	2,641	2,132	1,438
Net unrealized gains (losses) on other-than-temporarily impaired securities	(28)	(54)	(88)	(116)	(111)

Net unrealized investment gains (losses)	2,443	2,638	2,553	2,016	1,327

Derivatives qualifying as hedges	1,799	1,909	2,011	2,087	1,680
Foreign currency translation and other adjustments	582	655	659	550	649

Total accumulated other comprehensive income	4,824	5,202	5,223	4,653	3,656
Retained earnings	1,966	1,863	1,695	1,660	1,584
Treasury stock, at cost	(2,700)	(2,700)	(2,700)	(2,700)	(2,700)

Total Genworth Financial, Inc.'s stockholders' equity	16,222	16,493	16,381	15,770	14,691
Noncontrolling interests	1,287	1,288	1,220	1,149	1,145

Total stockholders’ equity	17,509	17,781	17,601	16,919	15,836

Total liabilities and stockholders' equity	$112,075	$113,312	$114,387	$112,536	$110,983

(1)

The liabilities associated with discontinued operations prior to the sale have been segregated in the consolidated balance sheets. The major liability categories for discontinued operations were as follows:

	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
LIABILITIES
Other liabilities	$70	$48	$49	$49	$62
Deferred tax liability	16	13	7	5	5

Liabilities associated with discontinued operations	$86	$61	$56	$54	$67

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Consolidated Balance Sheet by Segment

(amounts in millions)

	March 31, 2013
	U.S. Life Insurance	International Mortgage Insurance	U.S. Mortgage Insurance	International Protection	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$56,805	$9,579	$2,063	$1,634	$3,990	$3,244	$77,315
Deferred acquisition costs and intangible assets	5,370	220	20	256	363	35	6,264
Reinsurance recoverable	16,172	17	79	27	916	—	17,211
Deferred tax and other assets	371	118	39	132	26	20	706
Separate account assets	—	—	—	—	10,140	—	10,140
Assets associated with discontinued operations	—	—	—	—	—	439	439

Total assets	$78,718	$9,934	$2,201	$2,049	$15,435	$3,738	$112,075

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$33,595	$—	$—	$—	$6	$—	$33,601
Policyholder account balances	21,336	—	—	15	4,535	—	25,886
Liability for policy and contract claims	4,906	494	1,820	102	21	—	7,343
Unearned premiums	594	2,961	117	511	10	—	4,193
Non-recourse funding obligations	2,092	—	—	—	—	(30)	2,062
Deferred tax and other liabilities	5,142	332	(810)	437	89	970	6,160
Borrowings and capital securities	—	564	—	—	8	4,523	5,095
Separate account liabilities	—	—	—	—	10,140	—	10,140
Liabilities associated with discontinued operations	—	—	—	—	—	86	86

Total liabilities	67,665	4,351	1,127	1,065	14,809	5,549	94,566

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	6,990	3,457	1,042	959	697	(1,747)	11,398
Allocated accumulated other comprehensive income (loss)	4,063	839	32	25	(71)	(64)	4,824

Total Genworth Financial, Inc.’s stockholders’ equity	11,053	4,296	1,074	984	626	(1,811)	16,222
Noncontrolling interests	—	1,287	—	—	—	—	1,287

Total stockholders’ equity	11,053	5,583	1,074	984	626	(1,811)	17,509

Total liabilities and stockholders’ equity	$78,718	$9,934	$2,201	$2,049	$15,435	$3,738	$112,075

(1)	Includes inter-segment eliminations and non-core products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Consolidated Balance Sheet by Segment

(amounts in millions)

	December 31, 2012
	U.S. Life Insurance	International Mortgage Insurance	U.S. Mortgage Insurance	International Protection	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$57,341	$9,702	$2,192	$1,715	$4,065	$3,711	$78,726
Deferred acquisition costs and intangible assets	5,368	230	19	267	348	38	6,270
Reinsurance recoverable	16,160	18	96	26	930	—	17,230
Deferred tax and other assets	345	113	50	137	28	37	710
Separate account assets	—	—	—	—	9,937	—	9,937
Assets associated with discontinued operations	—	—	—	—	—	439	439

Total assets	$79,214	$10,063	$2,357	$2,145	$15,308	$4,225	$113,312

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$33,499	$—	$—	$—	$6	$—	$33,505
Policyholder account balances	21,454	—	—	16	4,792	—	26,262
Liability for policy and contract claims	4,857	516	2,009	106	21	—	7,509
Unearned premiums	617	3,051	116	539	10	—	4,333
Non-recourse funding obligations	2,096	—	—	—	—	(30)	2,066
Deferred tax and other liabilities	5,386	373	(801)	481	105	1,202	6,746
Borrowings and capital securities	—	573	—	—	8	4,531	5,112
Separate account liabilities	—	—	—	—	9,937	—	9,937
Liabilities associated with discontinued operations	—	—	—	—	—	61	61

Total liabilities	67,909	4,513	1,324	1,142	14,879	5,764	95,531

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	6,895	3,382	1,006	925	540	(1,457)	11,291
Allocated accumulated other comprehensive income (loss)	4,410	880	27	78	(111)	(82)	5,202

Total Genworth Financial, Inc.’s stockholders’ equity	11,305	4,262	1,033	1,003	429	(1,539)	16,493
Noncontrolling interests	—	1,288	—	—	—	—	1,288

Total stockholders’ equity	11,305	5,550	1,033	1,003	429	(1,539)	17,781

Total liabilities and stockholders’ equity	$79,214	$10,063	$2,357	$2,145	$15,308	$4,225	$113,312

(1)	Includes inter-segment eliminations and non-core products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Deferred Acquisition Costs Rollforward

(amounts in millions)

	U.S. Life Insurance	International Mortgage Insurance	U.S. Mortgage Insurance	International Protection	Runoff(1)	Corporate and Other	Total
Unamortized balance as of December 31, 2012	$4,711	$161	$10	$242	$336	$—	$5,460
Costs deferred	66	12	2	24	1	—	105
Amortization, net of interest accretion	(70)	(14)	(1)	(26)	14	—	(97)
Impact of foreign currency translation	—	(2)	—	(8)	—	—	(10)

Unamortized balance as of March 31, 2013	4,707	157	11	232	351	—	5,458
Effect of accumulated net unrealized investment (gains) losses	(395)	—	—	—	(13)	—	(408)

Balance as of March 31, 2013	$4,312	$157	$11	$232	$338	$—	$5,050

(1)	Amortization, net of interest accretion, includes $19 million of amortization related to net investment gains for the policyholder account balances.

U.S. Life Insurance Division

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Net Operating Income—U.S. Life Insurance Division

(amounts in millions)

	2013	2012
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$707	$759	$754	$733	$543	$2,789
Net investment income	638	661	644	651	638	2,594
Net investment gains (losses)	(12)	8	7	(21)	(2)	(8)
Insurance and investment product fees and other	188	199	221	192	263	875

Total revenues	1,521	1,627	1,626	1,555	1,442	6,250

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	974	1,075	1,051	1,038	786	3,950
Interest credited	152	161	160	160	162	643
Acquisition and operating expenses, net of deferrals	163	169	170	169	169	677
Amortization of deferred acquisition costs and intangibles	87	78	94	82	223	477
Interest expense	23	26	24	24	12	86

Total benefits and expenses	1,399	1,509	1,499	1,473	1,352	5,833

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	122	118	127	82	90	417
Provision for income taxes	45	40	42	29	32	143

INCOME FROM CONTINUING OPERATIONS	77	78	85	53	58	274
ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	8	(2)	1	11	6	16

NET OPERATING INCOME	$85	$76	$86	$64	$64	$290

Effective tax rate (operating income)(1)	36.4%	32.7%	32.4%	36.1%	35.6%	34.1%

(1)

The operating income (loss) effective tax rate for all pages in this financial supplement was calculated using whole dollars. As a result, the percentages shown may differ from an operating income (loss) effective tax rate calculated using the rounded numbers in this financial supplement.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Net Operating Income—U.S. Life Insurance Division

(amounts in millions)

	U.S. Life Insurance Segment
Three months ended March 31, 2013	Life Insurance	Long-Term Care	Fixed Annuities	Total U.S. Life Insurance Segment	Total
REVENUES:
Premiums	$181	$513	$13	$707	$707
Net investment income	131	264	243	638	638
Net investment gains (losses)	(4)	(3)	(5)	(12)	(12)
Insurance and investment product fees and other	186	1	1	188	188

Total revenues	494	775	252	1,521	1,521

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	264	628	82	974	974
Interest credited	64	—	88	152	152
Acquisition and operating expenses, net of deferrals	50	94	19	163	163
Amortization of deferred acquisition costs and intangibles	40	25	22	87	87
Interest expense	23	—	—	23	23

Total benefits and expenses	441	747	211	1,399	1,399

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	53	28	41	122	122
Provision for income taxes	20	10	15	45	45

INCOME FROM CONTINUING OPERATIONS	33	18	26	77	77
ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	3	2	3	8	8

NET OPERATING INCOME	$36	$20	$29	$85	$85

Effective tax rate (operating income)	37.6%	35.4%	35.5%	36.4%	36.4%

	U.S. Life Insurance Segment
Three months ended March 31, 2012	Life Insurance	Long-Term Care	Fixed Annuities	Total U.S. Life Insurance Segment	Total
REVENUES:
Premiums	$(11)	$521	$33	$543	$543
Net investment income	129	255	254	638	638
Net investment gains (losses)	(5)	(2)	5	(2)	(2)
Insurance and investment product fees and other	260	1	2	263	263

Total revenues	373	775	294	1,442	1,442

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	65	601	120	786	786
Interest credited	65	—	97	162	162
Acquisition and operating expenses, net of deferrals	55	98	16	169	169
Amortization of deferred acquisition costs and intangibles	172	22	29	223	223
Interest expense	12	—	—	12	12

Total benefits and expenses	369	721	262	1,352	1,352

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	4	54	32	90	90
Provision for income taxes	1	20	11	32	32

INCOME FROM CONTINUING OPERATIONS	3	34	21	58	58
ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	3	1	2	6	6

NET OPERATING INCOME	$6	$35	$23	$64	$64

Effective tax rate (operating income)	30.3%	36.5%	35.6%	35.6%	35.6%

U.S. Life Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Net Operating Income and Sales—U.S. Life Insurance Segment—Life Insurance

(amounts in millions)

	2013	2012
	1Q	4Q	3Q(1)	2Q	1Q(2)	Total
REVENUES:
Premiums	$181	$177	$187	$189	$(11)	$542
Net investment income	131	137	129	130	129	525
Net investment gains (losses)	(4)	10	(2)	(9)	(5)	(6)
Insurance and investment product fees and other	186	198	219	188	260	865

Total revenues	494	522	533	498	373	1,926

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	264	264	313	281	65	923
Interest credited	64	69	66	65	65	265
Acquisition and operating expenses, net of deferrals	50	44	51	55	55	205
Amortization of deferred acquisition costs and intangibles	40	35	49	37	172	293
Interest expense	23	25	24	23	12	84

Total benefits and expenses	441	437	503	461	369	1,770

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	53	85	30	37	4	156
Provision for income taxes	20	30	10	13	1	54

INCOME FROM CONTINUING OPERATIONS	33	55	20	24	3	102

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	3	(6)	2	6	3	5

NET OPERATING INCOME	$36	$49	$22	$30	$6	$107

Effective tax rate (operating income)	37.6%	34.9%	32.8%	35.7%	30.3%	34.4%

SALES:
Sales by Product:
Term Life	$4	$—	$1	$—	$—	$1
Term Universal Life	1	11	19	32	31	93
Universal Life	9	17	15	19	16	67
Linked-Benefits	2	3	3	3	3	12

Total Sales	$16	$31	$38	$54	$50	$173

Sales by Distribution Channel:
Financial Intermediaries	$1	$1	$2	$1	$2	$6
Independent Producers	15	30	35	52	48	165
Dedicated Sales Specialist	—	—	1	1	—	2

Total Sales	$16	$31	$38	$54	$50	$173

(1)

In the third quarter of 2012, as part of a life block transaction, the company repurchased $270 million of non-recourse funding obligations resulting in a U.S. GAAP after-tax gain of approximately $21 million. The company also recorded higher after-tax deferred acquisition costs (DAC) amortization of approximately $25 million reflecting loss recognition associated with a third-party reinsurance treaty plus additional expenses. The combined transactions resulted in a U.S. GAAP after-tax loss of $6 million.

(2)

In January 2012, as part of a life block transaction, the company repurchased $475 million of non-recourse funding obligations resulting in a U.S. GAAP after-tax gain of approximately $52 million and then ceded certain term life insurance policies to a third-party reinsurer resulting in a U.S. GAAP after-tax loss, net of DAC, of $93 million. The combined transactions resulted in a U.S. GAAP after-tax loss of approximately $41 million.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Life Insurance In-Force

(amounts in millions)

	2013	2012
	1Q	4Q	3Q	2Q	1Q
Term and Whole Life Insurance
Life insurance in-force, net of reinsurance	$338,014	$340,394	$382,735	$387,333	$391,870
Life insurance in-force before reinsurance	$534,194	$539,317	$546,829	$554,019	$561,186

Term Universal Life Insurance
Life insurance in-force, net of reinsurance	$136,222	$137,359	$133,846	$119,687	$112,906
Life insurance in-force before reinsurance	$137,297	$138,436	$134,921	$127,640	$113,737

Universal Life Insurance
Life insurance in-force, net of reinsurance	$44,051	$44,129	$43,523	$43,232	$42,734
Life insurance in-force before reinsurance	$50,906	$50,954	$50,364	$50,083	$49,527

Total Life Insurance
Life insurance in-force, net of reinsurance	$518,287	$521,882	$560,104	$550,252	$547,510
Life insurance in-force before reinsurance	$722,397	$728,707	$732,114	$731,742	$724,450

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Net Operating Income and Sales—U.S. Life Insurance Segment—Long-Term Care

(amounts in millions)

	2013	2012
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$513	$552	$541	$529	$521	$2,143
Net investment income	264	273	266	266	255	1,060
Net investment gains (losses)	(3)	1	1	—	(2)	—
Insurance and investment product fees and other	1	—	1	2	1	4

Total revenues	775	826	809	797	775	3,207

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	628	694	625	654	601	2,574
Interest credited	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	94	105	100	96	98	399
Amortization of deferred acquisition costs and intangibles	25	17	19	24	22	82
Interest expense	—	1	—	1	—	2

Total benefits and expenses	747	817	744	775	721	3,057

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	28	9	65	22	54	150
Provision for income taxes	10	1	20	8	20	49

INCOME FROM CONTINUING OPERATIONS	18	8	45	14	34	101

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	2	(1)	—	—	1	—

NET OPERATING INCOME	$20	$7	$45	$14	$35	$101

Effective tax rate (operating income)	35.4%	2.1%	30.9%	38.4%	36.5%	32.6%

SALES:
Sales by Distribution Channel:
Financial Intermediaries	$4	$6	$5	$5	$5	$21
Independent Producers	21	41	46	35	28	150
Dedicated Sales Specialist	10	13	12	13	12	50

Total Individual Long-Term Care	35	60	63	53	45	221
Group Long-Term Care	5	4	6	7	3	20

Total Sales	$40	$64	$69	$60	$48	$241

RATIOS:
Loss Ratio(1)	69.2%	76.2%	65.8%	74.2%	66.4%	70.7%
Gross Benefits Ratio(2)	122.8%	126.4%	115.0%	124.1%	115.1%	120.2%

(1)	The loss ratio was calculated by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.
(2)	The gross benefits ratio was calculated by dividing the benefits and other changes in policy reserves by net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Net Operating Income and Sales—U.S. Life Insurance Segment—Fixed Annuities

(amounts in millions)

	2013	2012
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$13	$30	$26	$15	$33	$104
Net investment income	243	251	249	255	254	1,009
Net investment gains (losses)	(5)	(3)	8	(12)	5	(2)
Insurance and investment product fees and other	1	1	1	2	2	6

Total revenues	252	279	284	260	294	1,117

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	82	117	113	103	120	453
Interest credited	88	92	94	95	97	378
Acquisition and operating expenses, net of deferrals	19	20	19	18	16	73
Amortization of deferred acquisition costs and intangibles	22	26	26	21	29	102
Interest expense	—	—	—	—	—	—

Total benefits and expenses	211	255	252	237	262	1,006

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	41	24	32	23	32	111
Provision for income taxes	15	9	12	8	11	40

INCOME FROM CONTINUING OPERATIONS	26	15	20	15	21	71

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	3	5	(1)	5	2	11

NET OPERATING INCOME	$29	$20	$19	$20	$23	$82

Effective tax rate (operating income)	35.5%	35.1%	35.4%	35.3%	35.6%	35.3%

SALES:
Sales by Product:
Single Premium Immediate Annuities	$40	$69	$63	$51	$74	$257
Single Premium Deferred Annuities	67	179	424	285	262	1,150

Total Sales	$107	$248	$487	$336	$336	$1,407

Sales by Distribution Channel:
Financial Intermediaries	$47	$120	$336	$242	$216	$914
Independent Producers	56	118	145	90	116	469
Dedicated Sales Specialists	4	10	6	4	4	24

Total Sales	$107	$248	$487	$336	$336	$1,407

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Selected Operating Performance Measures—U.S. Life Insurance Segment—Fixed Annuities

(amounts in millions)

	2013	2012
	1Q	4Q	3Q	2Q	1Q	Total
Single Premium Deferred Annuities
Account value, beginning of the period	$11,038	$11,104	$10,904	$10,849	$10,831	$10,831
Deposits	68	184	427	286	264	1,161
Surrenders, benefits and product charges	(302)	(331)	(310)	(314)	(330)	(1,285)

Net flows	(234)	(147)	117	(28)	(66)	(124)
Interest credited	77	81	83	83	84	331

Account value, end of the period	10,881	11,038	11,104	10,904	10,849	11,038

Single Premium Immediate Annuities
Account value, beginning of the period	6,442	6,469	6,427	6,404	6,433	6,433
Premiums and deposits	65	93	90	81	106	370
Surrenders, benefits and product charges	(235)	(235)	(222)	(235)	(237)	(929)

Net flows	(170)	(142)	(132)	(154)	(131)	(559)
Interest credited	73	75	75	77	78	305
Effect of accumulated net unrealized investment gains (losses)	(26)	40	99	100	24	263

Account value, end of the period	6,319	6,442	6,469	6,427	6,404	6,442

Structured Settlements
Account value, net of reinsurance, beginning of the period	1,101	1,104	1,106	1,107	1,107	1,107
Surrenders, benefits and product charges	(15)	(17)	(17)	(16)	(14)	(64)

Net flows	(15)	(17)	(17)	(16)	(14)	(64)
Interest credited	15	14	15	15	14	58

Account value, net of reinsurance, end of the period	1,101	1,101	1,104	1,106	1,107	1,101

Total Fixed Annuities	$18,301	$18,581	$18,677	$18,437	$18,360	$18,581

Global Mortgage Insurance Division

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Net Operating Income (Loss)—Global Mortgage Insurance Division

(amounts in millions)

	2013	2012
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$388	$395	$394	$393	$383	$1,565
Net investment income	107	104	112	107	120	443
Net investment gains (losses)	3	12	—	11	29	52
Insurance and investment product fees and other	1	2	—	20	2	24

Total revenues	499	513	506	531	534	2,084

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	184	275	273	289	404	1,241
Acquisition and operating expenses, net of deferrals	91	(91)	102	94	93	198
Amortization of deferred acquisition costs and intangibles	17	15	18	18	18	69
Interest expense	9	9	9	8	10	36

Total benefits and expenses	301	208	402	409	525	1,544

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	198	305	104	122	9	540
Provision (benefit) for income taxes	57	66	12	31	(4)	105

INCOME FROM CONTINUING OPERATIONS	141	239	92	91	13	435
Less: net income attributable to noncontrolling interests	38	98	36	33	33	200

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	103	141	56	58	(20)	235

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(1)	(8)	1	(7)	(17)	(31)

NET OPERATING INCOME (LOSS)(1)	$102	$133	$57	$51	$(37)	$204

Effective tax rate (operating income (loss))	29.9%	19.6%	-1.8%	21.6%	41.5%	8.5%

(1)	Net operating income (loss) adjusted for foreign exchange as compared to the prior year period for the Global Mortgage Insurance Division was $103 million for the three months ended March 31, 2013.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Net Operating Income (Loss)—Global Mortgage Insurance Division

(amounts in millions)

	International Mortgage Insurance Segment
Three months ended March 31, 2013	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$144	$101	$9	$254	$134	$388
Net investment income	44	43	1	88	19	107
Net investment gains (losses)	4	(1)	—	3	—	3
Insurance and investment product fees and other	—	—	—	—	1	1

Total revenues	192	143	10	345	154	499

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	44	48	8	100	84	184
Acquisition and operating expenses, net of deferrals	19	24	9	52	39	91
Amortization of deferred acquisition costs and intangibles	10	6	—	16	1	17
Interest expense	6	3	—	9	—	9

Total benefits and expenses	79	81	17	177	124	301

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	113	62	(7)	168	30	198
Provision for income taxes	32	16	—	48	9	57

INCOME (LOSS) FROM CONTINUING OPERATIONS	81	46	(7)	120	21	141
Less: net income attributable to noncontrolling interests	38	—	—	38	—	38

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	43	46	(7)	82	21	103

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(1)	—	—	(1)	—	(1)

NET OPERATING INCOME (LOSS)	$42	$46	$(7)	$81	$21	$102

Effective tax rate (operating income (loss))	30.2%	26.6%	4.9%	29.9%	30.1%	29.9%

	International Mortgage Insurance Segment
Three months ended March 31, 2012	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$145	$91	$11	$247	$136	$383
Net investment income	47	47	3	97	23	120
Net investment gains (losses)	6	(5)	1	2	27	29
Insurance and investment product fees and other	—	—	—	—	2	2

Total revenues	198	133	15	346	188	534

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	55	138	14	207	197	404
Acquisition and operating expenses, net of deferrals	26	23	10	59	34	93
Amortization of deferred acquisition costs and intangibles	10	7	—	17	1	18
Interest expense	6	4	—	10	—	10

Total benefits and expenses	97	172	24	293	232	525

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	101	(39)	(9)	53	(44)	9
Provision (benefit) for income taxes	29	(15)	(1)	13	(17)	(4)

INCOME (LOSS) FROM CONTINUING OPERATIONS	72	(24)	(8)	40	(27)	13
Less: net income attributable to noncontrolling interests	33	—	—	33	—	33

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	39	(24)	(8)	7	(27)	(20)

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(2)	3	(1)	—	(17)	(17)

NET OPERATING INCOME (LOSS)	$37	$(21)	$(9)	$7	$(44)	$(37)

Effective tax rate (operating income (loss))	29.3%	39.9%	10.1%	6.8%	37.7%	41.5%

International Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Net Operating Income—International Mortgage Insurance Segment

(amounts in millions)

	2013	2012
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$254	$257	$256	$256	$247	$1,016
Net investment income	88	92	92	94	97	375
Net investment gains (losses)	3	1	2	11	2	16
Insurance and investment product fees and other	—	1	—	—	—	1

Total revenues	345	351	350	361	346	1,408

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	100	95	99	115	207	516
Acquisition and operating expenses, net of deferrals	52	(127)	62	61	59	55
Amortization of deferred acquisition costs and intangibles	16	14	17	16	17	64
Interest expense	9	9	9	8	10	36

Total benefits and expenses	177	(9)	187	200	293	671

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	168	360	163	161	53	737
Provision for income taxes	48	96	34	45	13	188

INCOME FROM CONTINUING OPERATIONS	120	264	129	116	40	549
Less: net income attributable to noncontrolling interests	38	98	36	33	33	200

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	82	166	93	83	7	349

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(1)	(1)	1	(7)	—	(7)

NET OPERATING INCOME(1)	$81	$165	$94	$76	$7	$342

Effective tax rate (operating income)	29.9%	28.5%	17.6%	27.4%	6.8%	25.1%

(1)	Net operating income adjusted for foreign exchange as compared to the prior year period for the International Mortgage Insurance segment was $82 million for the three months ended March 31, 2013.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Net Operating Income and Sales—International Mortgage Insurance Segment—Canada

(amounts in millions)

	2013	2012
	1Q	4Q(1)	3Q	2Q	1Q	Total
REVENUES:
Premiums	$144	$147	$147	$148	$145	$587
Net investment income	44	47	46	47	47	187
Net investment gains (losses)	4	1	4	1	6	12
Insurance and investment product fees and other	—	—	—	—	—	—

Total revenues	192	195	197	196	198	786

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	44	46	44	48	55	193
Acquisition and operating expenses, net of deferrals	19	(163)	28	29	26	(80)
Amortization of deferred acquisition costs and intangibles	10	9	10	10	10	39
Interest expense	6	6	6	5	6	23

Total benefits and expenses	79	(102)	88	92	97	175

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	113	297	109	104	101	611
Provision for income taxes	32	84	29	30	29	172

INCOME FROM CONTINUING OPERATIONS	81	213	80	74	72	439
Less: net income attributable to noncontrolling interests	38	98	36	33	33	200

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	43	115	44	41	39	239

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(1)	(1)	(2)	—	(2)	(5)

NET OPERATING INCOME(2)	$42	$114	$42	$41	$37	$234

Effective tax rate (operating income)	30.2%	31.6%	25.6%	30.0%	29.3%	29.9%

SALES:
New Insurance Written (NIW)
Flow	$3,300	$4,400	$7,200	$5,700	$3,500	$20,800
Bulk	2,400	4,100	2,600	13,100	500	20,300

Total Canada NIW(3)	$5,700	$8,500	$9,800	$18,800	$4,000	$41,100

(1)

Effective January 1, 2013, the Government Guarantee Agreement and all obligations under it, including the requirement for a government guarantee fund and payment of exit fees related to it, was terminated. As a result, in the fourth quarter of 2012, acquisition and operating expenses, net of deferrals, for the Canadian platform included a favorable adjustment of $186 million associated with the reversal of the accrued liability for exit fees. This adjustment impacted net income available to Genworth Financial, Inc.’s common stockholders by $78 million, net of taxes, and net income attributable to noncontrolling interests by $58 million, net of taxes.

(2)	Net operating income for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $42 million million for the three months ended March 31, 2013.
(3)	New insurance written for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $5,700 million for the three months ended March 31, 2013.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Net Operating Income (Loss) and Sales—International Mortgage Insurance Segment—Australia

(amounts in millions)

	2013	2012
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$101	$101	$98	$98	$91	$388
Net investment income	43	44	44	46	47	181
Net investment gains (losses)	(1)	1	(2)	4	(5)	(2)
Insurance and investment product fees and other	—	—	—	—	—	—

Total revenues	143	146	140	148	133	567

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	48	37	46	53	138	274
Acquisition and operating expenses, net of deferrals	24	27	26	23	23	99
Amortization of deferred acquisition costs and intangibles	6	5	6	6	7	24
Interest expense	3	3	3	3	4	13

Total benefits and expenses	81	72	81	85	172	410

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	62	74	59	63	(39)	157
Provision (benefit) for income taxes	16	12	4	16	(15)	17

INCOME (LOSS) FROM CONTINUING OPERATIONS	46	62	55	47	(24)	140
Less: net income attributable to noncontrolling interests	—	—	—	—	—	—

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	46	62	55	47	(24)	140

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	—	—	2	(3)	3	2

NET OPERATING INCOME (LOSS)(1)	$46	$62	$57	$44	$(21)	$142

Effective tax rate (operating income (loss))	26.6%	16.5%	8.2%	24.8%	39.9%	11.3%

SALES:
New Insurance Written (NIW)
Flow	$7,900	$9,600	$8,800	$8,200	$7,700	$34,300
Bulk	—	—	—	300	300	600

Total Australia NIW(2)	$7,900	$9,600	$8,800	$8,500	$8,000	$34,900

(1)	Net operating income for the Australian platform adjusted for foreign exchange as compared to the prior year period was $46 million for the three months ended March 31, 2013.
(2)	New insurance written for the Australian platform adjusted for foreign exchange as compared to the prior year period was $7,900 million for the three months ended March 31, 2013.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Net Operating Loss and Sales—International Mortgage Insurance Segment—Other Countries

(amounts in millions)

	2013	2012
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$9	$9	$11	$10	$11	$41
Net investment income	1	1	2	1	3	7
Net investment gains (losses)	—	(1)	—	6	1	6
Insurance and investment product fees and other	—	1	—	—	—	1

Total revenues	10	10	13	17	15	55

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	8	12	9	14	14	49
Acquisition and operating expenses, net of deferrals	9	9	8	9	10	36
Amortization of deferred acquisition costs and intangibles	—	—	1	—	—	1
Interest expense	—	—	—	—	—	—

Total benefits and expenses	17	21	18	23	24	86

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(7)	(11)	(5)	(6)	(9)	(31)
Provision (benefit) for income taxes	—	—	1	(1)	(1)	(1)

LOSS FROM CONTINUING OPERATIONS	(7)	(11)	(6)	(5)	(8)	(30)
Less: net income attributable to noncontrolling interests	—	—	—	—	—	—

LOSS FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	(7)	(11)	(6)	(5)	(8)	(30)

ADJUSTMENT TO LOSS FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	—	—	1	(4)	(1)	(4)

NET OPERATING LOSS(1)	$(7)	$(11)	$(5)	$(9)	$(9)	$(34)

Effective tax rate (operating loss)	4.9%	-5.6%	-0.6%	26.7%	10.1%	8.8%

SALES:
New Insurance Written (NIW)
Flow	$400	$500	$400	$500	$300	$1,700
Bulk	—	—	—	—	—	—

Total Other Countries NIW(2)	$400	$500	$400	$500	$300	$1,700

(1)	Net operating loss for the Other Countries platform adjusted for foreign exchange as compared to the prior year period was $(6) million for the three months ended March 31, 2013.
(2)	New insurance written for the Other Countries platform adjusted for foreign exchange as compared to the prior year period was $400 million for the three months ended March 31, 2013.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Selected Key Performance Measures—International Mortgage Insurance Segment

(amounts in millions)

	2013	2012
	1Q	4Q	3Q	2Q	1Q	Total
Net Premiums Written
Canada	$84	$118	$176	$175	$79	$548
Australia	117	157	131	103	102	493
Other Countries(1)	5	—	7	7	6	20

Total International Net Premiums Written	$206	$275	$314	$285	$187	$1,061

Loss Ratio(2)
Canada	31%	31%	30%	32%	38%	33%
Australia	47%	36%	47%	54%	154%	70%
Other Countries	90%	133%	97%	129%	128%	122%
Total International Loss Ratio	39%	37%	39%	45%	84%	51%

GAAP Basis Expense Ratio(3)
Canada(4)	20%	-103%	26%	26%	25%	-7%
Australia	31%	32%	32%	30%	33%	32%
Other Countries(1)	113%	103%	85%	82%	94%	90%
Total International GAAP Basis Expense Ratio(4)	27%	-43%	30%	30%	31%	12%

Adjusted Expense Ratio(5)
Canada(4)	35%	-130%	21%	22%	46%	-7%
Australia	27%	21%	24%	29%	29%	25%
Other Countries(1)	174%	NM (6)	118%	131%	162%	185%
Total International Adjusted Expense Ratio(4)	34%	-41%	25%	27%	41%	11%

The loss and expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)

Includes the impact of settlements and cancelled insurance contracts, primarily with lenders in Europe. Primary flow risk in-force excludes $225 million, $213 million, $183 million, $154 million and $134 million of risk in-force in Europe ceded under quota share reinsurance agreements as of March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012, respectively.

(2)

The ratio of incurred losses and loss adjustment expense to net earned premiums. In determining the pricing of the mortgage insurance products, the company develops a pricing loss ratio which uses industry and company loss experience over a number of years, which incorporate both favorable and unfavorable economic environments, differing coverage levels and varying capital requirements. Actual results may vary from pricing loss ratios for a number of reasons, which include differing economic conditions and actual individual product and lender performance. New business pricing loss ratios for the international businesses were as follows for all periods: Canada 35%-40%, Australia 25%-35% and Europe 40%-45%.

(3)

The ratio of an insurer's general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(4)

Effective January 1, 2013, the Government Guarantee Agreement and all obligations under it, including the requirement for a government guarantee fund and payment of exit fees related to it, was terminated. As a result, in the fourth quarter of 2012, acquisition and operating expenses, net of deferrals, for the Canadian platform included a favorable adjustment of $186 million associated with the reversal of the accrued liability for exit fees. For the three and twelve months ended December 31, 2012, excluding the exit fee adjustment, the GAAP basis expense ratios for the Canadian platform were 22% and 25%, respectively, and the adjusted expense ratios for the Canadian platform were 28% and 27%, respectively. For the three and twelve months ended December 31, 2012, excluding the exit fee adjustment, the GAAP basis expense ratios for the International Mortgage Insurance segment were 29% and 30%, respectively, and the adjusted expense ratios for the International Mortgage Insurance segment were 27% and 29%, respectively.

(5)

The ratio of an insurer's general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(6)	"NM" is defined as not meaningful for percentages greater than 200%.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Selected Key Performance Measures—International Mortgage Insurance Segment

(amounts in millions)

	2013	2012
	1Q	4Q		3Q	2Q	1Q

Primary Insurance In-Force
Canada	$284,700	$303,400	(1)	$299,600	$281,700	$269,100
Australia	299,000	295,600		291,500	286,200	287,100
Other Countries	31,400	32,200		31,900	31,400	33,600

Total International Primary Insurance In-Force	$615,100	$631,200		$623,000	$599,300	$589,800

Primary Risk In-Force(2)
Canada
Flow	$80,900	$81,900		$81,300	$76,600	$76,200
Bulk	18,800	24,300		23,500	22,000	18,000

Total Canada	99,700	106,200		104,800	98,600	94,200

Australia
Flow	96,100	94,800		93,100	90,600	90,600
Bulk	8,500	8,700		9,000	9,600	9,900

Total Australia	104,600	103,500		102,100	100,200	100,500

Other Countries
Flow(3)	3,900	4,000		3,900	3,900	4,200
Bulk	300	300		400	400	400

Total Other Countries	4,200	4,300		4,300	4,300	4,600

Total International Primary Risk In-Force	$208,500	$214,000		$211,200	$203,100	$199,300

(1)

As part of an ongoing effort to improve the estimate of outstanding insurance exposure, the company surveyed its largest customers and obtained updated outstanding balances in Canada. As a result, the company estimates that the outstanding balance of insured mortgages was approximately $150.0 billion as of December 31, 2012. This is based on the extrapolation of the amounts reported by lenders surveyed to the entire insured population.

(2)

The businesses in Australia and Canada currently provide 100% coverage on the majority of the loans the company insures in those markets. For the purpose of representing the risk in-force, the company has computed an “effective risk in-force” amount which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents the highest expected average per-claim payment for any one underwriting year over the life of the businesses in Australia and Canada. This factor was 35% for all periods presented.

(3)

Includes the impact of settlements and cancelled insurance contracts, primarily with lenders in Europe. Primary flow risk in-force excludes $225 million, $213 million, $183 million, $154 million and $134 million of risk in-force in Europe ceded under quota share reinsurance agreements as of March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Selected Key Performance Measures—International Mortgage Insurance Segment—Canada

(dollar amounts in millions)

Primary Insurance	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Insured loans in-force(1)	1,428,163	1,502,858	1,483,111	1,452,408	1,371,140
Insured delinquent loans	1,963	2,153	2,183	2,408	2,623
Insured delinquency rate(2)	0.14%	0.14%	0.15%	0.17%	0.19%

Flow loans in-force(1)	1,136,321	1,126,468	1,112,910	1,091,543	1,074,281
Flow delinquent loans	1,726	1,924	1,943	2,125	2,335
Flow delinquency rate(2)	0.15%	0.17%	0.17%	0.19%	0.22%

Bulk loans in-force(1)	291,842	376,390	370,201	360,865	296,859
Bulk delinquent loans	237	229	240	283	288
Bulk delinquency rate(2)	0.08%	0.06%	0.06%	0.08%	0.10%

Loss Metrics	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Beginning Reserves	$130	$136	$141	$149	$161
Paid claims(3)	(53)	(52)	(54)	(54)	(62)
Increase in reserves	44	40	44	48	55
Impact of changes in foreign exchange rates	(3)	6	5	(2)	(5)

Ending Reserves	$118	$130	$136	$141	$149

	March 31, 2013		December 31, 2012		March 31, 2012
Province and Territory	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
Ontario	47%	0.08%	46%	0.09%	46%	0.11%
British Columbia	15	0.20%	16	0.18%	16	0.24%
Alberta	16	0.18%	16	0.22%	16	0.35%
Quebec	14	0.19%	14	0.19%	15	0.24%
Nova Scotia	2	0.22%	2	0.20%	2	0.26%
Saskatchewan	2	0.12%	2	0.11%	2	0.12%
Manitoba	2	0.06%	2	0.07%	1	0.10%
New Brunswick	1	0.23%	1	0.21%	1	0.21%
All Other	1	0.11%	1	0.09%	1	0.14%

Total	100%	0.14%	100%	0.14%	100%	0.19%

By Policy Year
2005 and prior	30%	0.04%	29%	0.04%	33%	0.05%
2006	8	0.13%	8	0.16%	9	0.22%
2007	11	0.31%	16	0.24%	18	0.35%
2008	9	0.29%	9	0.31%	10	0.46%
2009	6	0.26%	6	0.29%	7	0.33%
2010	10	0.29%	9	0.29%	11	0.26%
2011	10	0.22%	9	0.18%	10	0.08%
2012	14	0.04%	14	0.02%	2	— %
2013	2	—%	—	—%	—	— %

Total	100%	0.14%	100%	0.14%	100%	0.19%

(1)	Insured loans in-force represent the original number of loans insured for which the coverage term has not expired, and for which no policy level cancellation or termination has been received.
(2)	Delinquent rates are based on insured loans in-force.
(3)	Paid claims exclude adjustments for expected recoveries related to loss reserves.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Selected Key Performance Measures—International Mortgage Insurance Segment—Canada

(Canadian dollar amounts in millions)

	2013	2012
	1Q	4Q	3Q	2Q	1Q	Total
Paid Claims(1)
Flow	$51	$49	$52	$52	$62	$215
Bulk	2	2	2	2	2	8

Total Paid Claims	$53	$51	$54	$54	$64	$223

Average Paid Claim (in thousands)	$84.9	$84.6	$80.9	$76.7	$73.0

Average Reserve Per Delinquency (in thousands)	$61.3	$60.1	$61.1	$59.4	$56.6

Loss Metrics

Beginning Reserves	$129	$134	$143	$148	$164
Paid claims	(53)	(51)	(54)	(54)	(64)
Increase in reserves	44	46	45	49	48

Ending Reserves	$120	$129	$134	$143	$148

Loan Amount

Over $550K	5%	5%	5%	5%	5%
$400K to $550K	10	9	9	9	8
$250K to $400K	31	31	30	30	30
$100K to $250K	49	49	50	50	51
$100K or Less	5	6	6	6	6

Total	100%	100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$203	$201	$199	$197	$196

Average Effective Loan-To-Value Ratios By Policy Year(2)

2006 and prior	39%	40%	40%	41%	42%
2007	68%	68%	69%	69%	71%
2008	72%	73%	73%	74%	76%
2009	74%	75%	75%	76%	78%
2010	81%	82%	82%	83%	85%
2011	87%	88%	88%	88%	91%
2012	91%	92%	91%	91%	—%
Total Flow	56%	56%	56%	56%	57%

Total Bulk	31%	29%	29%	26%	28%

Total	50%	50%	50%	50%	51%

All amounts presented in Canadian dollars.

(1)	Paid claims exclude adjustments for expected recoveries related to loss reserves.
(2)

Loan amounts (including capitalized premiums) reflect interest rates at time of loan origination and estimated scheduled principal repayments since loan origination. Home price estimates based on regional home price appreciation/depreciation data from the Canadian Real Estate Association. All data used in the effective loan-to-value ratio calculation reflects conditions as of the end of the previous quarter.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Selected Key Performance Measures—International Mortgage Insurance Segment—Australia

(dollar amounts in millions)

Primary Insurance	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Insured loans in-force	1,448,090	1,440,719	1,440,397	1,449,648	1,442,867
Insured delinquent loans	5,868	5,851	6,791	7,527	7,837
Insured delinquency rate	0.41%	0.41%	0.47%	0.52%	0.54%

Flow loans in-force	1,320,701	1,311,052	1,306,316	1,304,944	1,295,907
Flow delinquent loans	5,567	5,567	6,475	7,253	7,559
Flow delinquency rate	0.42%	0.42%	0.50%	0.56%	0.58%

Bulk loans in-force	127,389	129,667	134,081	144,704	146,960
Bulk delinquent loans	301	284	316	274	278
Bulk delinquency rate	0.24%	0.22%	0.24%	0.19%	0.19%

Loss Metrics	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Beginning Reserves	$251	$287	$320	$342	$272
Paid claims	(61)	(73)	(83)	(72)	(69)
Increase in reserves	48	37	46	53	138
Impact of changes in foreign exchange rates	—	—	4	(3)	1

Ending Reserves	$238	$251	$287	$320	$342

	March 31, 2013		December 31, 2012		March 31, 2012
State and Territory	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
New South Wales	30%	0.39%	30%	0.39%	31%	0.53%
Victoria	23	0.33%	23	0.31%	23	0.37%
Queensland	22	0.54%	23	0.57%	22	0.80%
Western Australia	11	0.36%	11	0.38%	11	0.57%
South Australia	6	0.48%	6	0.46%	6	0.52%
New Zealand	2	0.57%	2	0.55%	2	0.94%
Australian Capital Territory	3	0.09%	2	0.08%	2	0.10%
Tasmania	2	0.38%	2	0.39%	2	0.40%
Northern Territory	1	0.17%	1	0.15%	1	0.28%

Total	100%	0.41%	100%	0.41%	100%	0.54%

By Policy Year
2005 and prior	29%	0.18%	29%	0.18%	32%	0.23%
2006	9	0.64%	9	0.65%	10	0.80%
2007	10	0.86%	10	0.87%	12	1.14%
2008	10	1.01%	10	1.01%	11	1.38%
2009	11	0.72%	12	0.69%	13	0.83%
2010	8	0.33%	9	0.32%	9	0.27%
2011	9	0.22%	9	0.16%	10	0.05%
2012	11	0.06%	12	0.02%	3	— %
2013	3	—%	—	—%	—	— %

Total	100%	0.41%	100%	0.41%	100%	0.54%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Selected Key Performance Measures—International Mortgage Insurance Segment—Australia

(Australian dollar amounts in millions)

	2013	2012
	1Q	4Q	3Q	2Q	1Q	Total
Paid Claims
Flow	$59	$70	$79	$70	$66	$285
Bulk	—	1	1	—	—	2

Total Paid Claims	$59	$71	$80	$70	$66	$287

Average Paid Claim (in thousands)	$81.4	$80.9	$83.5	$91.2	$77.1

Average Reserve Per Delinquency (in thousands)	$38.9	$41.2	$40.8	$41.5	$42.2

Loss Metrics

Beginning Reserves	$241	$277	$312	$331	$266
Paid claims	(59)	(71)	(80)	(70)	(66)
Increase in reserves	46	35	45	51	131

Ending Reserves	$228	$241	$277	$312	$331

Loan Amount

Over $550K	12%	12%	11%	11%	11%
$400K to $550K	16	16	16	16	15
$250K to $400K	37	37	37	36	36
$100K to $250K	29	29	30	30	31
$100K or Less	6	6	6	7	7

Total	100%	100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$198	$197	$195	$193	$192

Average Effective Loan-To-Value Ratios By Policy Year(1)

2006 and prior	48%	48%	49%	49%	48%
2007	68%	68%	69%	69%	67%
2008	76%	76%	77%	77%	74%
2009	79%	79%	80%	80%	78%
2010	85%	85%	86%	86%	85%
2011	87%	87%	88%	88%	86%
2012	86%	85%	86%	86%	—%
Total Flow	69%	68%	68%	68%	66%

Total Bulk	38%	38%	38%	38%	38%

Total	66%	65%	65%	65%	63%

All amounts presented in Australian dollars.

(1)

Loan amounts (including capitalized premiums) reflect interest rates at time of loan origination and estimated scheduled principal repayments since loan origination. Home price estimates based on regional home price appreciation/depreciation data from RP Data (except Tasmania which is from the Australian Bureau of Statistics prior to 2Q12). All data used in the effective loan-to-value ratio calculation reflects conditions as of the end of the previous quarter. Effective loan-to-value ratios exclude New Zealand and inward reinsurance policies.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Selected Key Performance Measures—International Mortgage Insurance Segment

(amounts in millions)

Risk In-Force by Loan-To-Value Ratio(1)	March 31, 2013			December 31, 2012
	Primary	Flow	Bulk	Primary	Flow	Bulk
Canada
95.01% and above	$35,932	$35,932	$—	$36,229	$36,229	$—
90.01% to 95.00%	25,500	25,498	2	25,868	25,865	3
80.01% to 90.00%	18,954	16,422	2,532	19,226	16,685	2,541
80.00% and below	19,265	3,055	16,210	24,856	3,078	21,779

Total Canada	$99,651	$80,907	$18,744	$106,179	$81,856	$24,322

Australia
95.01% and above	$19,435	$19,434	$1	$18,930	$18,929	$1
90.01% to 95.00%	23,839	23,831	8	23,348	23,340	8
80.01% to 90.00%	27,071	26,984	87	26,651	26,562	89
80.00% and below	34,295	25,873	8,423	34,521	25,923	8,598

Total Australia	$104,640	$96,122	$8,518	$103,449	$94,754	$8,696

Other Countries(2)
95.01% and above	$705	$705	$—	$737	$737	$—
90.01% to 95.00%	2,012	1,950	62	2,063	2,003	60
80.01% to 90.00%	1,259	993	267	1,284	1,020	264
80.00% and below	244	209	35	251	216	35

Total Other Countries	$4,221	$3,857	$363	$4,334	$3,975	$360

Amounts may not total due to rounding.

(1)	Loan amount in loan-to-value ratio calculation includes capitalized premiums, where applicable.
(2)

Other Countries flow and primary risk in-force exclude $225 million and $213 million of risk in-force in Europe ceded under quota share reinsurance agreements as of March 31, 2013 and December 31, 2012, respectively.

U.S. Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Net Operating Income (Loss) and Sales—U.S. Mortgage Insurance Segment

(amounts in millions)

	2013	2012
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$134	$138	$138	$137	$136	$549
Net investment income	19	12	20	13	23	68
Net investment gains (losses)	—	11	(2)	—	27	36
Insurance and investment product fees and other	1	1	—	20	2	23

Total revenues	154	162	156	170	188	676

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	84	180	174	174	197	725
Acquisition and operating expenses, net of deferrals	39	36	40	33	34	143
Amortization of deferred acquisition costs and intangibles	1	1	1	2	1	5

Total benefits and expenses	124	217	215	209	232	873

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	30	(55)	(59)	(39)	(44)	(197)
Provision (benefit) for income taxes	9	(30)	(22)	(14)	(17)	(83)

INCOME (LOSS) FROM CONTINUING OPERATIONS	21	(25)	(37)	(25)	(27)	(114)

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	(7)	—	—	(17)	(24)

NET OPERATING INCOME (LOSS)	$21	$(32)	$(37)	$(25)	$(44)	$(138)

Effective tax rate (operating income (loss))	30.1%	50.7%	36.8%	37.0%	37.7%	41.0%

SALES:
New Insurance Written (NIW)
Flow	$4,700	$5,100	$4,700	$3,600	$3,000	$16,400
Bulk	—	—	—	—	—	—

Total U.S. Mortgage Insurance NIW	$4,700	$5,100	$4,700	$3,600	$3,000	$16,400

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Other Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2013	2012
	1Q	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$135	$140	$135	$139	$140	$554

New Risk Written
Flow	$1,091	$1,188	$1,130	$843	$688	$3,849
Bulk	—	—	—	—	7	7

Total Primary	1,091	1,188	1,130	843	695	3,856
Pool	—	—	—	—	—	—

Total New Risk Written	$1,091	$1,188	$1,130	$843	$695	$3,856

Primary Insurance In-Force	$109,300	$110,000	$111,100	$112,000	$113,800

Risk In-Force
Flow	$25,626	$25,716	$25,849	$25,887	$26,137
Bulk(1)	485	491	507	514	520

Total Primary	26,111	26,207	26,356	26,401	26,657
Pool	205	211	221	229	239

Total Risk In-Force	$26,316	$26,418	$26,577	$26,630	$26,896

Primary Risk In-Force Subject To Captives	12%	14%	15%	27%	31%

Primary Risk In-Force That Is GSE Conforming	97%	97%	97%	96%	96%

GAAP Basis Expense Ratio(2)	30%	27%	30%	25%	26%	27%

Adjusted Expense Ratio(3)	30%	27%	30%	25%	25%	27%

Flow Persistency	80%	79%	81%	82%	81%

Gross Written Premiums Ceded To Captives/Total Direct Written Premiums	4%	5%	8%	10%	12%

Risk To Capital Ratio(4)	24.2:1	30.4:1	29.8:1	29.5:1	28.6:1

Average Primary Loan Size (in thousands)	$168	$167	$166	$165	$164

Estimated Savings For Loss Mitigation Activities(5)	$159	$165	$189	$162	$158	$674

The	expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)	As of March 31, 2013, 84% of our bulk risk-in force was related to loans financed by lenders who participated in the mortgage programs sponsored by the Federal Home Loan Banks.
(2)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(3)

The ratio of an insurer’s general expenses to net written premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(4)

Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingency reserve, commonly known as the “risk to capital” requirement. The U.S. mortgage insurance business maintains new business writing flexibility in all states, supported by risk-to-capital waivers or existing authority to write new business in 44 states in its primary writing entity, with the remaining six states written out of other available entities. The current period risk to capital ratio is an estimate due to the timing of the filing of statutory statements and is prepared consistent with the presentation of the statutory financial statements in the combined annual statement of the U.S. mortgage insurance business.

(5)

Loss mitigation activities are defined as rescissions, cancellations, borrower loan modifications, repayment plans, lender-and borrower-titled pre-sales, claims administration and other loan workouts. Estimated savings related to rescissions are the reduction in carried loss reserves, net of premium refunds and reinstatement of prior rescissions. Estimated savings related to loan modifications and other cure related loss mitigation actions represent the reduction in carried loss reserves. Estimated savings related to claims mitigation activities represent amounts deducted or “curtailed” from claims due to acts or omissions by the servicer with respect to the servicing of an insured loan that is not in compliance with obligations under our master policy. For non-cure related actions, including pre-sales, the estimated savings represent the difference between the full claim obligation and the actual amount paid.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Loss Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2013	2012
	1Q	4Q	3Q	2Q	1Q	Total
Paid Claims
Flow
Direct	$253	$260	$272	$295	$283	$1,110
Assumed(1)	13	17	19	23	20	79
Ceded	(17)	(19)	(25)	(55)	(39)	(138)
Loss adjustment expenses	6	8	7	7	9	31

Total Flow	255	266	273	270	273	1,082
Bulk	3	3	3	6	4	16

Total Primary	258	269	276	276	277	1,098
Pool	1	2	1	2	2	7

Total Paid Claims	$259	$271	$277	$278	$279	$1,105

Average Paid Claim (in thousands)	$44.2	$43.7	$41.1	$38.3	$43.6

Average Direct Paid Claim (in thousands)(2)	$43.5	$43.2	$41.7	$42.5	$42.7

Average Reserve Per Delinquency (in thousands)
Flow	$29.8	$29.7	$30.0	$30.6	$30.6
Bulk loans with established reserve	21.9	25.1	24.3	25.0	24.1
Bulk loans with no reserve(3)	—	—	—	—	—

Reserves:
Flow direct case	$1,566	$1,728	$1,835	$1,954	$2,087
Bulk direct case	33	33	33	32	34
Assumed(1)	57	65	50	53	60
All other(4)	164	183	196	195	200

Total Reserves	$1,820	$2,009	$2,114	$2,234	$2,381

Beginning Reserves	$2,009	$2,114	$2,234	$2,381	$2,488	$2,488
Paid claims	(276)	(290)	(302)	(333)	(318)	(1,243)
Increase in reserves	87	185	182	186	211	764

Ending Reserves	$1,820	$2,009	$2,114	$2,234	$2,381	$2,009

Beginning Reinsurance Recoverable(5)	$80	$94	$111	$153	$178	$178
Ceded paid claims	(17)	(19)	(25)	(55)	(39)	(138)
Increase in recoverable	3	5	8	13	14	40

Ending Reinsurance Recoverable	$66	$80	$94	$111	$153	$80

Loss Ratio(6)	62%	130%	127%	127%	146%	132%

The	loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Assumed is comprised of reinsurance arrangements with state governmental housing finance agencies.
(2)	Average direct paid claim excludes loss adjustment expenses, the impact of reinsurance and a negotiated servicer settlement.
(3)	Reserves were not established on loans where the company was in a secondary loss position due to an existing deductible and the company believes currently have no risk for claim.
(4)	Other includes loss adjustment expenses, pool and incurred but not reported reserves.
(5)	Reinsurance recoverable excludes ceded unearned premium recoveries and amounts for which cash proceeds have not yet been received.
(6)

The ratio of incurred losses to net earned premiums. Excluding the lender portfolio settlement in the first quarter of 2012, the loss ratio was 139% for the three months ended March 31, 2012, 133% for the six months ended June 30, 2012, 131% for the nine months ended September 30, 2012 and 131% for the twelve months ended December 31,2012.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Delinquency Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2013	2012
	1Q	4Q	3Q	2Q	1Q	Total
Number of Primary Delinquencies
Flow	59,789	66,340	69,174	71,878	76,478
Bulk loans with an established reserve	1,603	1,415	1,441	1,381	1,522
Bulk loans with no reserve(1)	1,412	1,484	1,512	1,424	1,474

Total Number of Primary Delinquencies	62,804	69,239	72,127	74,683	79,474

Beginning Number of Primary Delinquencies	69,239	72,127	74,683	79,474	87,007	87,007
New delinquencies	15,060	16,871	17,733	16,703	18,217	69,524
Delinquency cures	(15,677)	(13,592)	(13,598)	(14,251)	(19,388)	(60,829)
Paid claims	(5,818)	(6,167)	(6,691)	(7,243)	(6,362)	(26,463)

Ending Number of Primary Delinquencies	62,804	69,239	72,127	74,683	79,474	69,239

Composition of Cures
Reported delinquent and cured-intraquarter	3,519	2,557	2,882	2,354	3,582
Number of missed payments delinquent prior to cure:
3 payments or less	8,125	7,120	6,289	7,399	10,154
4 - 11 payments	2,856	2,516	2,965	3,371	3,569
12 payments or more	1,177	1,399	1,462	1,127	2,083

Total	15,677	13,592	13,598	14,251	19,388

Primary Delinquencies by Missed Payment Status
3 payments or less	14,674	17,563	17,684	16,708	17,260
4 - 11 payments	16,804	18,155	18,713	20,830	24,137
12 payments or more	31,326	33,521	35,730	37,145	38,077

Primary Delinquencies	62,804	69,239	72,127	74,683	79,474

	March 31, 2013
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies	Direct Case Reserves(2)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	13,901	$131	$555	24%
4 - 11 payments in default	16,146	422	690	61%
12 payments or more in default	29,742	1,013	1,448	70%

Total	59,789	$1,566	$2,693	58%

	December 31, 2012
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies	Direct Case Reserves(2)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	16,977	$150	$668	22%
4 - 11 payments in default	17,398	441	749	59%
12 payments or more in default	31,965	1,137	1,562	73%

Total	66,340	$1,728	$2,979	58%

(1)	Reserves were not established on loans where the company was in a secondary loss position due to an existing deductible and the company believes currently have no risk for claim.
(2)	Direct flow case reserves exclude loss adjustment expenses, incurred but not reported and reinsurance reserves.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

	2013	2012
	1Q	4Q	3Q	2Q	1Q
Risk In-Force by Credit Quality(1)
Primary by FICO Scores >679	76%	75%	74%	73%	72%
Primary by FICO Scores 620-679	19%	20%	21%	22%	23%
Primary by FICO Scores 575-619	4%	4%	4%	4%	4%
Primary by FICO Scores <575	1%	1%	1%	1%	1%

Flow by FICO Scores >679	76%	75%	74%	73%	72%
Flow by FICO Scores 620-679	19%	20%	21%	22%	23%
Flow by FICO Scores 575-619	4%	4%	4%	4%	4%
Flow by FICO Scores <575	1%	1%	1%	1%	1%

Bulk by FICO Scores >679	89%	89%	89%	89%	89%
Bulk by FICO Scores 620-679	9%	9%	9%	9%	9%
Bulk by FICO Scores 575-619	1%	1%	1%	1%	1%
Bulk by FICO Scores <575	1%	1%	1%	1%	1%

Primary A minus	4%	4%	4%	4%	4%
Primary sub-prime(2)	3%	3%	3%	3%	3%

Primary Loans
Primary loans in-force	649,570	658,527	669,618	679,817	693,807
Primary delinquent loans	62,804	69,239	72,127	74,683	79,474
Primary delinquency rate	9.67%	10.51%	10.77%	10.99%	11.45%

Flow loans in-force	590,051	595,348	601,851	607,133	616,623
Flow delinquent loans	59,789	66,340	69,174	71,878	76,478
Flow delinquency rate	10.13%	11.14%	11.49%	11.84%	12.40%

Bulk loans in-force	59,519	63,179	67,767	72,684	77,184
Bulk delinquent loans	3,015	2,899	2,953	2,805	2,996
Bulk delinquency rate	5.07%	4.59%	4.36%	3.86%	3.88%

A minus and sub-prime loans in-force	44,873	46,631	48,696	50,676	52,625
A minus and sub-prime delinquent loans	11,484	12,817	13,149	13,534	14,258
A minus and sub-prime delinquency rate	25.59%	27.49%	27.00%	26.71%	27.09%

Pool Loans
Pool loans in-force	12,558	12,949	13,237	13,562	13,942
Pool delinquent loans	674	721	670	679	695
Pool delinquency rate	5.37%	5.57%	5.06%	5.01%	4.98%

(1)	Loans with unknown FICO scores are included in the 620-679 category.
(2)	Excludes loans classified as A minus.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

	March 31, 2013			December 31, 2012			March 31, 2012
	% of Total Reserves(1)	% of Primary Risk In-Force	Primary Delinquency Rate	% of Total Reserves(1)	% of Primary Risk In-Force	Primary Delinquency Rate	% of Total Reserves(1)	% of Primary Risk In-Force	Primary Delinquency Rate
By Region
Southeast(2)	34%	21%	13.46%	35%	21%	14.69%	35%	22%	16.25%
South Central(3)	9	16	6.79%	9	15	7.71%	11	16	9.18%
Northeast(4)	16	15	12.73%	16	15	13.32%	13	15	12.38%
Pacific(5)	13	12	8.73%	12	12	9.72%	12	11	11.64%
North Central(6)	11	11	8.99%	11	12	9.81%	12	12	11.18%
Great Lakes(7)	6	9	7.17%	6	9	7.78%	7	9	8.48%
New England(8)	4	6	9.12%	4	6	9.63%	3	5	10.18%
Mid-Atlantic(9)	4	5	9.41%	4	5	9.87%	4	5	10.04%
Plains(10)	3	5	5.99%	3	5	6.62%	3	5	7.21%

Total	100%	100%	9.67%	100%	100%	10.51%	100%	100%	11.45%

By State
Florida	23%	7%	24.46%	25%	7%	26.24%	24%	7%	28.71%
Texas	3%	7%	6.03%	3%	7%	6.86%	3%	7%	7.43%
New York	7%	7%	11.54%	7%	7%	11.85%	5%	7%	10.43%
California	5%	6%	6.26%	5%	6%	7.25%	6%	6%	9.68%
Illinois	8%	5%	13.02%	8%	5%	14.29%	8%	5%	16.08%
New Jersey	6%	4%	18.53%	6%	4%	19.44%	5%	4%	18.98%
Pennsylvania	3%	4%	10.42%	3%	4%	11.23%	2%	4%	10.86%
North Carolina	3%	4%	9.24%	3%	4%	9.99%	3%	4%	10.97%
Georgia	3%	4%	10.63%	3%	4%	11.88%	4%	4%	13.78%
Ohio	2%	3%	7.51%	2%	3%	8.03%	2%	3%	8.47%

(1)	Total reserves were $1,820 million, $2,009 million and $2,381 million as of March 31, 2013, December 31, 2012 and March 31, 2012, respectively.
(2)	Alabama, Arkansas, Florida, Georgia, Mississippi, North Carolina, South Carolina and Tennessee.
(3)	Arizona, Colorado, Louisiana, New Mexico, Oklahoma, Texas and Utah.
(4)	New Jersey, New York and Pennsylvania.
(5)	Alaska, California, Hawaii, Nevada, Oregon and Washington.
(6)	Illinois, Minnesota, Missouri and Wisconsin.
(7)	Indiana, Kentucky, Michigan and Ohio.
(8)	Connecticut, Maine, Massachusetts, New Hampshire, Rhode Island and Vermont.
(9)	Delaware, Maryland, Virginia, Washington D.C. and West Virginia.
(10)	Idaho, Iowa, Kansas, Montana, Nebraska, North Dakota, South Dakota and Wyoming.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

	March 31, 2013		December 31, 2012		March 31, 2012
	Primary Risk In-Force	Primary Delinquency Rate	Primary Risk In-Force	Primary Delinquency Rate	Primary Risk In-Force		Primary Delinquency Rate
Lender concentration (by original applicant)	$26,111	9.67%	$26,207	10.51%	$26,657		11.45%
Top 10 lenders	12,720	11.54%	12,835	12.69%	13,023		14.24%
Top 20 lenders	14,408	11.17%	14,521	12.40%	14,997		13.83%

Loan-to-value ratio
95.01% and above	$7,340	11.78%	$7,238	13.19%	$6,803		15.33%
90.01% to 95.00%	9,258	9.23%	9,297	10.00%	9,416		11.00%
80.01% to 90.00%	9,084	9.77%	9,242	10.57%	9,987		11.52%
80.00% and below	429	3.62%	430	3.54%	451		2.76%

Total	$26,111	9.67%	$26,207	10.51%	$26,657		11.45%

Loan grade
Prime	$24,490	8.49%	$24,527	9.22%	$24,770	(1)	10.17	%(1)
A minus and sub-prime	1,621	25.59%	1,680	27.49%	1,887	(1)	27.09	%(1)

Total	$26,111	9.67%	$26,207	10.51%	$26,657	(1)	11.45	%(1)

Loan type(2)
First mortgages
Fixed rate mortgage
Flow	$25,228	9.89%	$25,293	10.89%	$25,638		12.13%
Bulk	467	4.86%	473	4.43%	501		3.70%
Adjustable rate mortgage
Flow	398	28.54%	423	29.60%	499		30.00%
Bulk	18	14.17%	18	11.74%	19		12.80%
Second mortgages	—	—	—	—%	—		—%

Total	$26,111	9.67%	$26,207	10.51%	$26,657		11.45%

Type of documentation
Alt-A
Flow	$559	33.09%	$593	33.93%	$713		33.75%
Bulk	34	6.29%	35	6.24%	37		5.53%
Standard(3)
Flow	25,067	9.69%	25,123	10.67%	25,424		11.89%
Bulk	451	4.89%	456	4.36%	483		3.66%

Total	$26,111	9.67%	$26,207	10.51%	$26,657		11.45%

Mortgage term
15 years and under	$899	1.18%	$816	1.27%	$581		1.59%
More than 15 years	25,212	10.29%	25,391	11.16%	26,076		12.05%

Total	$26,111	9.67%	$26,207	10.51%	$26,657		11.45%

(1)

In fourth quarter 2012, all FICO score classifications were conformed to be based upon FICO scores at loan closing. Previously, certain classifications were based upon FICO scores at a point in time post-loan closing. All prior periods were re-presented to conform to this modified classification.

(2)	For loan type in this table, any loan with an interest rate that is fixed for an initial term of five years or more is categorized as a fixed rate mortgage.
(3)

Standard includes loans with reduced or different documentation requirements that meet specifications of GSE or other lender proprietary approved underwriting systems, and other reduced documentation programs, with historical and expected delinquency rates at origination consistent with historical and expected delinquency rates of the company's standard portfolio.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	March 31, 2013
Policy Year	Average Rate(1)	% of Total Reserves(2)	Primary Insurance In-Force	% of Total	Primary Risk In-Force	% of Total	Deliquency Rate
2002 and prior	7.30%	4.0%	$3,117	2.9%	$775	3.0%	15.31%
2003	5.60%	4.3	5,387	4.9	900	3.4	9.22
2004	5.82%	5.4	3,772	3.4	880	3.4	13.28
2005	5.83%	12.8	6,942	6.4	1,817	6.9	15.94
2006	6.19%	18.2	9,654	8.8	2,419	9.3	17.15
2007	6.17%	36.9	22,142	20.3	5,509	21.1	16.22
2008	5.72%	17.4	20,242	18.5	5,078	19.4	8.85
2009	5.04%	0.4	4,451	4.1	915	3.5	1.37
2010	4.68%	0.3	5,748	5.3	1,286	4.9	0.76
2011	4.44%	0.2	7,528	6.9	1,774	6.8	0.43
2012	3.75%	0.1	15,540	14.2	3,671	14.1	0.09
2013	3.51%	—	4,727	4.3	1,087	4.2	0.02

Total	5.48%	100.0%	$109,250	100.0%	$26,111	100.0%	9.67%

	March 31, 2013		December 31, 2012
Occupancy and Property Type	% of Primary Risk In-Force	Deliquency Rate	% of Primary Risk In-Force	Deliquency Rate
Occupancy Status
Primary residence	94.2%	9.60%	94.2%	10.44%
Second home	3.3	10.22%	3.4	11.04%
Non-owner occupied	2.5	10.93%	2.4	11.90%

Total	100.0%	9.67%	100.0%	10.51%

Property Type
Single family detached	87.2%	9.30%	86.9%	10.16%
Condominium and co-operative	10.9	11.51%	11.1	12.34%
Multi-family and other	1.9	15.74%	2.0	16.11%

Total	100.0%	9.67%	100.0%	10.51%

(1)	Average Annual Mortgage Interest Rate
(2)	Total reserves were $1,820 million as of March 31, 2013.

Corporate and Other Division

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Net Operating Loss—Corporate and Other Division

(amounts in millions)

	2013	2012
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$166	$166	$165	$176	$180	$687
Net investment income	69	75	69	88	74	306
Net investment gains (losses)	(52)	(6)	2	(23)	10	(17)
Insurance and investment product fees and other	100	92	88	75	75	330

Total revenues	283	327	324	316	339	1,306

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	43	51	39	55	42	187
Interest credited	32	32	33	34	33	132
Acquisition and operating expenses, net of deferrals	179	194	171	176	178	719
Amortization of deferred acquisition costs and intangibles	18	51	48	47	30	176
Goodwill Impairment	—	—	89	—	—	89
Interest expense	94	89	93	99	73	354

Total benefits and expenses	366	417	473	411	356	1,657

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(83)	(90)	(149)	(95)	(17)	(351)
Benefit for income taxes	(26)	(33)	(31)	(33)	(13)	(110)

LOSS FROM CONTINUING OPERATIONS	(57)	(57)	(118)	(62)	(4)	(241)
Income (loss) from discontinued operations, net of taxes	(20)	6	12	27	12	57

NET INCOME (LOSS)	(77)	(51)	(106)	(35)	8	(184)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	21	8	—	14	(6)	16
Goodwill impairment, net of taxes	—	—	86	—	—	86
(Income) loss from discontinued operations, net of taxes	20	(6)	(12)	(27)	(12)	(57)

NET OPERATING LOSS	$(36)	$(49)	$(32)	$(48)	$(10)	$(139)

Effective tax rate (operating income)	28.2%	36.6%	45.2%	57.5%	63.6%	49.6%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Net Operating Income (Loss)—Corporate and Other Division

(amounts in millions)

Three months ended March 31, 2013	International Protection Segment	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$165	$1	$—	$166
Net investment income	33	34	2	69
Net investment gains (losses)	6	(48)	(10)	(52)
Insurance and investment product fees and other	1	56	43	100

Total revenues	205	43	35	283

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	39	4	—	43
Interest credited	—	32	—	32
Acquisition and operating expenses, net of deferrals	110	20	49	179
Amortization of deferred acquisition costs and intangibles	28	(13)	3	18
Interest expense	14	—	80	94

Total benefits and expenses	191	43	132	366

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	14	—	(97)	(83)
Provision (benefit) for income taxes	4	3	(33)	(26)

INCOME (LOSS) FROM CONTINUING OPERATIONS	10	(3)	(64)	(57)
Income (loss) from discontinued operations, net of taxes	—	—	(20)	(20)

NET INCOME (LOSS)	10	(3)	(84)	(77)
ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	(4)	19	6	21
(Income) loss from discontinued operations, net of taxes	—	—	20	20

NET OPERATING INCOME (LOSS)	$6	$16	$(58)	$(36)

Effective tax rate (operating income (loss))	27.4%	44.8%	33.5%	28.2%

Three months ended March 31, 2012	International Protection Segment	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$179	$1	$—	$180
Net investment income	36	38	—	74
Net investment gains (losses)	1	42	(33)	10
Insurance and investment product fees and other	2	52	21	75

Total revenues	218	133	(12)	339

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	41	1	—	42
Interest credited	—	33	—	33
Acquisition and operating expenses, net of deferrals	127	19	32	178
Amortization of deferred acquisition costs and intangibles	31	(4)	3	30
Interest expense	11	—	62	73

Total benefits and expenses	210	49	97	356

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	8	84	(109)	(17)
Provision (benefit) for income taxes	2	22	(37)	(13)

INCOME (LOSS) FROM CONTINUING OPERATIONS	6	62	(72)	(4)
Income (loss) from discontinued operations, net of taxes	—	—	12	12

NET INCOME (LOSS)	6	62	(60)	8
ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	(1)	(27)	22	(6)
(Income) loss from discontinued operations, net of taxes	—	—	(12)	(12)

NET OPERATING INCOME (LOSS)	$5	$35	$(50)	$(10)

Effective tax rate (operating income (loss))	23.1%	16.9%	34.1%	63.6%

(1)	Includes inter-segment eliminations and non-core products.

International Protection Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Net Operating Income and Sales—International Protection Segment

(amounts in millions)

	2013	2012
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$165	$165	$164	$174	$179	$682
Net investment income	33	27	32	36	36	131
Net investment gains (losses)	6	3	1	1	1	6
Insurance and investment product fees and other	1	—	1	—	2	3

Total revenues	205	195	198	211	218	822

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	39	38	30	41	41	150
Interest credited	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	110	113	117	126	127	483
Amortization of deferred acquisition costs and intangibles	28	28	27	27	31	113
Goodwill impairment	—	—	89	—	—	89
Interest expense	14	9	11	14	11	45

Total benefits and expenses	191	188	274	208	210	880

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	14	7	(76)	3	8	(58)
Provision (benefit) for income taxes	4	(2)	1	—	2	1

INCOME (LOSS) FROM CONTINUING OPERATIONS	10	9	(77)	3	6	(59)

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	(4)	(1)	(1)	—	(1)	(3)
Goodwill impairment, net of taxes	—	—	86	—	—	86

NET OPERATING INCOME(1)	$6	$8	$8	$3	$5	$24

Effective tax rate (operating income)	27.4%	-46.6%	32.8%	-5.8%	23.1%	9.4%

SALES:
Lifestyle Protection Insurance
Traditional indemnity premiums	$235	$211	$212	$246	$228	$897
Premium equivalents for administrative services only business	3	2	2	2	2	8
Reinsurance premiums assumed accounted for under the deposit method	157	165	152	169	149	635

Total Sales(2)	$395	$378	$366	$417	$379	$1,540

SALES BY REGION:
Lifestyle Protection Insurance
Northern Europe	$150	$146	$145	$151	$141	$583
Southern Europe	119	114	110	141	134	499
Latin America	3	4	4	5	7	20
Structured Deals(3)	104	105	103	113	93	414
Other	19	9	4	7	4	24

Total Sales	$395	$378	$366	$417	$379	$1,540

Net Premiums Written
Northern Europe	$106	$107	$107	$111	$104	$429
Southern Europe	78	72	70	87	87	316
Structured Deals(3)	28	32	31	40	19	122
New Markets	21	11	7	7	6	31

Pre-Deposit Accounting Basis(4)	233	222	215	245	216	898

Deposit Accounting Adjustments	80	72	67	85	55	279

Total(5)	$153	$150	$148	$160	$161	$619

Loss Ratio	24%	23%	18%	24%	23%	22%

The	loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Net operating income adjusted for foreign exchange as compared to the prior year period for the International Protection segment was $5 million for the three months ended March 31, 2013.
(2)	Sales adjusted for foreign exchange as compared to the prior year period for the International Protection segment were $385 million for the three months ended March 31, 2013.
(3)	Structured deals represent in-force blocks of business acquired through reinsurance arrangements and ongoing reciprocal arrangements in place with certain clients.
(4)

This business has reinsurance agreements that do not qualify for risk transfer under GAAP. This analysis shows the net premiums written activity as if these reinsurance agreements, except for our reciprocal arrangements, were accounted for as reinsurance accounting ("pre-deposit accounting basis") and not as deposit accounting.

(5)	Net premiums written adjusted for foreign exchange as compared to the prior year period for the International Protection segment were $148 million for the three months ended March 31, 2013.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Net Operating Income (Pre-Deposit Accounting Basis)—International Protection Segment

(amounts in millions)

	1Q 2013
	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis
REVENUES:
Premiums	$165	$62	$227
Net investment income	33	(11)	22
Net investment gains (losses)	6	—	6
Insurance and investment product fees and other	1	—	1

Total revenues	205	51	256

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	39	33	72
Interest credited	—	—	—
Acquisition and operating expenses, net of deferrals	110	9	119
Amortization of deferred acquisition costs and intangibles	28	14	42
Interest expense	14	(5)	9

Total benefits and expenses	191	51	242

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	14	—	14
Provision for income taxes	4	—	4

INCOME FROM CONTINUING OPERATIONS	10	—	10

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	(4)	—	(4)

NET OPERATING INCOME(1)	$6	$—	$6

Effective tax rate (operating income)	27.4%		27.4%

Other Metrics:
Premiums	$165	$62	$227
Benefits and other changes in policy reserves	39	33	72
Commissions(2)	80	12	92

Margin before profit sharing	46	17	63
Profit share(2)	18	11	29

Underwriting profit(3)	$28	$6	$34

Loss Ratio	24%		32%

Underwriting Margin(3)	17%		15%

Combined Ratio(4)	107%		103%

This page is provided as supplemental analysis related to the lifestyle protection insurance business. This business has reinsurance agreements that do not qualify for risk transfer under GAAP. This analysis shows the income statement activity as if these reinsurance agreements, except for our reciprocal arrangements, were accounted for as reinsurance accounting (“pre-deposit accounting basis”) and not as deposit accounting. There is no impact on net income available to Genworth Financial, Inc.’s common stockholders or to segment net operating income.

The ratios included above were calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Net operating income adjusted for foreign exchange as compared to the prior year period for the International Protection segment was $5 million for the three months ended March 31, 2013.
(2)	Commissions include commissions which are included above in acquisition and operating expenses, net of deferrals, and amortization of DAC.
(3)	The underwriting margin is calculated as underwriting profit divided by net earned premiums.
(4)

The combined ratio is calculated as benefits and other changes in policy reserves, commissions (including amortization of DAC), profit share and other operating expenses divided by net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Net Operating Income (Pre-Deposit Accounting Basis)—International Protection Segment

(amounts in millions)

	4Q 2012			3Q 2012			2Q 2012			1Q 2012			Total 2012
	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis
REVENUES:
Premiums	$165	$50	$215	$164	$47	$211	$174	$56	$230	$179	$55	$234	$682	$208	$890
Net investment income	27	(5)	22	32	(9)	23	36	(12)	24	36	(13)	23	131	(39)	92
Net investment gains (losses)	3	—	3	1	—	1	1	—	1	1	—	1	6	—	6
Insurance and investment product fees and other	—	—	—	1	—	1	—	—	—	2	—	2	3	—	3

Total revenues	195	45	240	198	38	236	211	44	255	218	42	260	822	169	991

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	38	20	58	30	15	45	41	20	61	41	15	56	150	70	220
Interest credited	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	113	12	125	117	14	131	126	15	141	127	17	144	483	58	541
Amortization of deferred acquisition costs and intangibles	28	13	41	27	11	38	27	13	40	31	14	45	113	51	164
Goodwill impairment	—	—	—	89	—	89	—	—	—	—	—	—	89	—	89
Interest expense	9	—	9	11	(2)	9	14	(4)	10	11	(4)	7	45	(10)	35

Total benefits and expenses	188	45	233	274	38	312	208	44	252	210	42	252	880	169	1,049

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	7	—	7	(76)	—	(76)	3	—	3	8	—	8	(58)	—	(58)
Provision (benefit) for income taxes	(2)	—	(2)	1	—	1	—	—	—	2	—	2	1	—	1

INCOME (LOSS) FROM CONTINUING OPERATIONS	9	—	9	(77)	—	(77)	3	—	3	6	—	6	(59)	—	(59)

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	(1)	—	(1)	(1)	—	(1)	—	—	—	(1)	—	(1)	(3)	—	(3)
Goodwill impairment, net of taxes	—	—	—	86	—	86	—	—	—	—	—	—	86	—	86

NET OPERATING INCOME	$8	$—	$8	$8	$—	$8	$3	$—	$3	$5	$—	$5	$24	$—	$24

Effective tax rate (operating income)	-46.6%		-46.6%	32.8%		32.8%	-5.8%		-5.8%	23.1%		23.1%	9.4%		9.4%

Other Metrics:
Premiums	$165	$50	$215	$164	$47	$211	$174	$56	$230	$179	$55	$234	$682	$208	$890
Benefits and other changes in policy reserves	38	20	58	30	15	45	41	20	61	41	15	56	150	70	220
Commissions(1)	80	9	89	79	12	91	83	13	96	85	14	99	327	48	375

Margin before profit sharing	47	21	68	55	20	75	50	23	73	53	26	79	205	90	295
Profit share(1)	20	14	34	24	15	39	27	14	41	27	17	44	98	60	158

Underwriting profit	$27	$7	$34	$31	$5	$36	$23	$9	$32	$26	$9	$35	$107	$30	$137

Loss Ratio	23%		27%	18%		21%	24%		27%	23%		23%	22%		25%

Underwriting Margin(2)	17%		16%	19%		17%	14%		14%	14%		15%	16%		15%

Combined Ratio(3)	108%		104%	160%		144%	111%		105%	111%		105%	122%		114%

This page is provided as supplemental analysis related to the lifestyle protection insurance business. This business has reinsurance agreements that do not qualify for risk transfer under GAAP. This analysis shows the income statement activity as if these reinsurance agreements, except for our reciprocal arrangements, were accounted for as reinsurance accounting (“pre-deposit accounting basis”) and not as deposit accounting. There is no impact on net income available to Genworth Financial, Inc.’s common stockholders or to segment net operating income.

The ratios included above were calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Commissions include commissions which are included above in acquisition and operating expenses, net of deferrals, and amortization of DAC.
(2)	The underwriting margin is calculated as underwriting profit divided by net earned premiums.
(3)

The combined ratio is calculated as benefits and other changes in policy reserves, commissions (including amortization of DAC), profit share and other operating expenses divided by net earned premiums.

Runoff Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Net Operating Income (Loss)—Runoff Segment

(amounts in millions)

	2013	2012
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$1	$1	$1	$2	$1	$5
Net investment income	34	37	34	36	38	145
Net investment gains (losses)	(48)	2	5	(25)	42	24
Insurance and investment product fees and other	56	52	52	51	52	207

Total revenues	43	92	92	64	133	381

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	4	13	9	14	1	37
Interest credited	32	32	33	34	33	132
Acquisition and operating expenses, net of deferrals	20	21	18	21	19	79
Amortization of deferred acquisition costs and intangibles	(13)	20	18	17	(4)	51
Interest expense	—	—	—	1	—	1

Total benefits and expenses	43	86	78	87	49	300

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	—	6	14	(23)	84	81
Provision (benefit) for income taxes	3	—	3	(2)	22	23

INCOME (LOSS) FROM CONTINUING OPERATIONS	(3)	6	11	(21)	62	58
ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	19	2	(2)	15	(27)	(12)

NET OPERATING INCOME (LOSS)	$16	$8	$9	$(6)	$35	$46

Effective tax rate (operating income (loss))	44.8%	18.4%	19.0%	NM (1)	16.9%	27.1%

(1)	“NM” is defined as not meaningful for percentages greater than 200%.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Selected Operating Performance Measures—Runoff Segment

(amounts in millions)

	2013	2012
	1Q	4Q	3Q	2Q	1Q	Total
Variable Annuities—Income Distribution Series
Account value, beginning of the period	$6,141	$6,261	$6,229	$6,398	$6,265	$6,265
Deposits	20	22	17	20	26	85
Surrenders, benefits and product charges	(173)	(184)	(184)	(168)	(174)	(710)

Net flows	(153)	(162)	(167)	(148)	(148)	(625)
Interest credited and investment performance	214	42	199	(21)	281	501

Account value, end of the period	6,202	6,141	6,261	6,229	6,398	6,141

Traditional Variable Annuities
Account value, net of reinsurance, beginning of the period	1,662	1,715	1,703	1,819	1,766	1,766
Deposits	3	3	4	3	3	13
Surrenders, benefits and product charges	(81)	(84)	(72)	(81)	(89)	(326)

Net flows	(78)	(81)	(68)	(78)	(86)	(313)
Interest credited and investment performance	90	28	80	(38)	139	209

Account value, net of reinsurance, end of the period	1,674	1,662	1,715	1,703	1,819	1,662

Variable Life Insurance
Account value, beginning of the period	292	294	293	305	284	284
Deposits	2	2	2	2	3	9
Surrenders, benefits and product charges	(9)	(9)	(12)	(10)	(8)	(39)

Net flows	(7)	(7)	(10)	(8)	(5)	(30)
Interest credited and investment performance	16	5	11	(4)	26	38

Account value, end of the period	301	292	294	293	305	292

Total	$8,177	$8,095	$8,270	$8,225	$8,522	$8,095

Guaranteed Investment Contracts, Funding Agreements Backing Notes and Funding Agreements:
Account value, beginning of period	$2,153	$2,297	$2,221	$2,594	$2,623	$2,623
Deposits	—	—	84	—	—	84
Surrenders and benefits	(167)	(164)	(26)	(385)	(55)	(630)

Net flows	(167)	(164)	58	(385)	(55)	(546)
Interest credited	15	17	17	18	21	73
Foreign currency translation	(31)	3	1	(6)	5	3

Account value, end of period	$1,970	$2,153	$2,297	$2,221	$2,594	$2,153

Corporate and Other

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Net Operating Loss and Assets Under Management—Corporate and Other(1)

(amounts in millions)

	2013	2012
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—
Net investment income	2	11	3	16	—	30
Net investment gains (losses)	(10)	(11)	(4)	1	(33)	(47)
Insurance and investment product fees and other	43	40	35	24	21	120

Total revenues	35	40	34	41	(12)	103

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—
Interest credited	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	49	60	36	29	32	157
Amortization of deferred acquisition costs and intangibles	3	3	3	3	3	12
Interest expense	80	80	82	84	62	308

Total benefits and expenses	132	143	121	116	97	477

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(97)	(103)	(87)	(75)	(109)	(374)
Benefit for income taxes	(33)	(31)	(35)	(31)	(37)	(134)

LOSS FROM CONTINUING OPERATIONS	(64)	(72)	(52)	(44)	(72)	(240)
Income (loss) from discontinued operations, net of taxes(2)	(20)	6	12	27	12	57

NET LOSS	(84)	(66)	(40)	(17)	(60)	(183)
ADJUSTMENTS TO NET LOSS:
Net investment (gains) losses, net of taxes and other adjustments	6	7	3	(1)	22	31
(Income) loss from discontinued operations, net of taxes	20	(6)	(12)	(27)	(12)	(57)

NET OPERATING LOSS	$(58)	$(65)	$(49)	$(45)	$(50)	$(209)

Effective tax rate (operating loss)	33.5%	29.8%	40.0%	41.7%	34.1%	36.2%

(1)	Includes inter-segment eliminations and non-core products.
(2)	Operating results of the wealth management business presented as discontinued operations were as follows:

	2013	2012
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Net investment gains (losses)	$—	$—	$—	$(2)	$(1)	$(3)
Insurance and investment product fees and other	78	74	82	83	112	351

Total revenues	78	74	82	81	111	348

BENEFITS AND EXPENSES:
Acquisition and operating expenses, net of deferrals	66	58	62	62	90	272
Amortization of deferred acquisition costs and intangibles	1	1	2	1	1	5

Total benefits and expenses	67	59	64	63	91	277

INCOME BEFORE INCOME TAXES AND OTHER ITEMS	11	15	18	18	20	71
Provision for income taxes	4	7	6	6	8	27
Goodwill impairment and other gain (loss) from sale	27	2	—	(15)	—	(13)

NET INCOME (LOSS)	$(20)	$6	$12	$27	$12	$57

Assets under management(3)	$23,056	$22,349	$22,633	$22,320	$25,684	$22,349

(3)	Assets under management for the wealth management business represent third-party assets under management that are not consolidated in the company's financial statements.

Additional Financial Data

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Investments Summary

(amounts in millions)

		March 31, 2013		December 31, 2012		September 30, 2012		June 30, 2012		March 31, 2012
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio
Fixed maturity securities:
Investment grade:
Public fixed maturity securities		$36,577	48%	$37,207	48%	$37,335	48%	$35,553	46%	$34,598	46%
Private fixed maturity securities		10,572	14	10,484	13	10,306	13	10,119	13	9,992	13
Residential mortgage-backed securities(1)		5,551	7	5,532	7	5,489	7	5,377	7	5,250	7
Commercial mortgage-backed securities		2,731	4	2,947	4	2,902	4	2,900	4	2,987	4
Other asset-backed securities		2,572	3	2,583	3	2,685	3	2,531	3	2,396	3
Tax-exempt		270	—	294	—	302	—	310	1	341	1
Non-investment grade fixed maturity securities		2,809	4	3,114	4	3,195	4	3,001	4	2,968	4
Equity securities:
Common stocks and mutual funds		401	1	431	1	410	1	374	1	382	1
Preferred stocks		89	—	87	—	114	—	57	—	50	—
Commercial mortgage loans		5,866	8	5,872	8	5,861	8	5,875	8	6,030	8
Restricted commercial mortgage loans related to securitization entities		324	—	341	—	359	—	382	—	392	1
Policy loans		1,606	2	1,601	2	1,626	2	1,619	2	1,555	2
Cash, cash equivalents and short-term investments		4,104	5	3,897	5	3,854	5	4,130	5	4,369	6
Securities lending		183	—	187	—	181	—	175	—	93	—
Other invested assets:	Limited partnerships	326	1	339	—	344	—	357	—	352	—
	Derivatives:
	Long-term care (LTC) forward starting swap—cash flow	353	—	466	1	614	1	801	1	252	—
	Other cash flow	9	—	3	—	1	—	3	—	1	—
	Fair value	4	—	43	—	48	—	54	—	69	—
	Equity index options—non-qualified	17	—	25	—	24	—	31	—	21	—
	Other non-qualified	554	1	612	1	697	1	710	1	516	1
	Trading portfolio	468	1	556	1	680	1	742	1	770	1
	Counterparty collateral	615	1	840	1	1,010	1	1,218	2	589	1
	Restricted other invested assets related to securitization entities	399	—	393	1	393	1	391	1	384	1
	Other	146	—	157	—	173	—	135	—	121	—

Total invested assets and cash		$76,546	100%	$78,011	100%	$78,603	100%	$76,845	100%	$74,478	100%

Public Fixed Maturity Securities—Credit Quality:
NRSRO(2) Designation
AAA		$17,050	36%	$17,372	36%	$17,864	37%	$17,055	37%	$16,612	37%
AA		4,664	10	4,746	10	4,709	10	4,498	10	4,574	10
A		13,133	28	13,238	28	13,311	28	13,083	28	12,542	28
BBB		10,345	22	10,567	22	10,372	21	9,759	21	9,638	21
BB		1,260	3	1,296	3	1,280	3	1,205	3	1,173	3
B		135	—	147	—	145	—	160	—	150	—
CCC and lower		257	1	397	1	456	1	408	1	424	1

Total public fixed maturity securities		$46,844	100%	$47,763	100%	$48,137	100%	$46,168	100%	$45,113	100%

Private Fixed Maturity Securities—Credit Quality:
NRSRO(2) Designation
AAA		$1,354	10%	$1,427	10%	$1,657	12%	$1,649	12%	$1,581	12%
AA		1,462	10	1,521	11	1,349	10	1,170	9	1,122	8
A		4,419	31	4,338	30	4,164	29	4,238	31	4,290	32
BBB		5,846	41	5,838	41	5,593	40	5,338	39	5,205	39
BB		886	6	929	6	974	7	906	7	966	7
B		154	1	194	1	187	1	171	1	119	1
CCC and lower		117	1	151	1	153	1	151	1	136	1

Total private fixed maturity securities		$14,238	100%	$14,398	100%	$14,077	100%	$13,623	100%	$13,419	100%

(1)	The company does not have any material exposure to residential mortgage-backed securities collateralized debt obligations (CDOs).
(2)	Nationally Recognized Statistical Rating Organizations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Fixed Maturity Securities Summary

(amounts in millions)

	March 31, 2013		December 31, 2012		September 30, 2012		June 30, 2012		March 31, 2012
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturity Securities—Security Sector:
U.S. government, agencies and government-sponsored enterprises	$5,381	9%	$5,491	9%	$5,503	9%	$4,985	8%	$4,574	8%
Tax-exempt	270	0	294	1	302	1	310	1	341	—
Foreign government	2,345	4	2,422	4	2,574	4	2,505	4	2,291	4
U.S. corporate	25,936	43	26,105	42	26,306	42	25,545	43	25,207	43
Foreign corporate	15,540	25	15,792	25	15,368	25	14,585	24	14,442	25
Residential mortgage-backed securities	5,942	10	6,081	10	6,119	10	5,976	10	5,852	10
Commercial mortgage-backed securities	3,056	5	3,333	5	3,286	5	3,268	6	3,346	6
Other asset-backed securities	2,612	4	2,643	4	2,756	4	2,617	4	2,479	4

Total fixed maturity securities	$61,082	100%	$62,161	100%	$62,214	100%	$59,791	100%	$58,532	100%

Corporate Bond Holdings—Industry Sector:
Investment Grade:
Finance and insurance	$7,746	20%	$7,820	20%	$8,063	20%	$8,028	21%	$8,138	21%
Utilities and energy	9,438	24	9,432	24	9,265	23	8,965	23	8,752	23
Consumer—non-cyclical	4,979	13	5,027	13	5,065	13	4,917	13	4,778	13
Consumer—cyclical	2,217	6	2,272	6	2,222	6	2,249	6	2,183	6
Capital goods	2,460	6	2,515	6	2,515	6	2,413	6	2,345	6
Industrial	2,546	6	2,511	6	2,434	6	2,341	6	2,267	6
Technology and communications	2,916	7	2,966	7	2,792	7	2,629	7	2,630	7
Transportation	1,581	4	1,588	4	1,566	4	1,454	4	1,435	4
Other	5,650	14	5,793	14	5,786	15	5,322	14	5,331	14

Subtotal	39,533	100%	39,924	100%	39,708	100%	38,318	100%	37,859	100%

Non-Investment Grade:
Finance and insurance	413	21%	454	23%	460	23%	414	23%	348	20%
Utilities and energy	372	19	406	21	429	22	381	21	396	22
Consumer—non-cyclical	161	8	171	9	160	8	135	7	142	8
Consumer—cyclical	119	6	110	5	95	5	76	4	76	4
Capital goods	247	13	257	13	287	14	310	17	303	17
Industrial	322	17	318	16	290	15	269	15	280	16
Technology and communications	241	12	186	9	171	9	140	8	165	9
Transportation	53	3	55	3	58	3	59	3	60	3
Other	15	1	16	1	16	1	28	2	20	1

Subtotal	1,943	100%	1,973	100%	1,966	100%	1,812	100%	1,790	100%

Total	$41,476	100%	$41,897	100%	$41,674	100%	$40,130	100%	$39,649	100%

Fixed Maturity Securities—Contractual Maturity Dates:
Due in one year or less	$2,731	4%	$2,634	4%	$3,097	5%	$3,054	5%	$2,958	5%
Due after one year through five years	10,997	18	11,139	18	11,162	18	10,765	18	11,183	19
Due after five years through ten years	12,243	20	12,266	20	12,009	19	11,569	19	11,066	19
Due after ten years	23,501	39	24,065	39	23,785	38	22,542	38	21,648	37

Subtotal	49,472	81	50,104	81	50,053	80	47,930	80	46,855	80
Mortgage and asset-backed securities	11,610	19	12,057	19	12,161	20	11,861	20	11,677	20

Total fixed maturity securities	$61,082	100%	$62,161	100%	$62,214	100%	$59,791	100%	$58,532	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Commercial Mortgage Loans Summary

(amounts in millions)

	March 31, 2013		December 31, 2012		September 30, 2012		June 30, 2012		March 31, 2012
	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Geographic Region
Pacific	$1,582	27%	$1,553	26%	$1,526	26%	$1,486	25%	$1,504	25%
South Atlantic	1,549	26	1,587	27	1,619	27	1,640	28	1,629	27
Middle Atlantic	750	13	739	13	710	12	715	12	750	12
Mountain	458	8	463	8	442	7	461	8	482	8
East North Central	451	8	468	8	513	9	528	9	544	9
West North Central	374	6	353	6	339	6	320	5	332	5
New England	341	6	343	6	342	6	344	6	385	6
West South Central	259	4	265	4	260	4	269	4	293	5
East South Central	140	2	141	2	152	3	155	3	157	3

Subtotal	5,904	100%	5,912	100%	5,903	100%	5,918	100%	6,076	100%

Allowance for losses	(40)		(42)		(44)		(46)		(49)
Unamortized fees and costs	2		2		2		3		3

Total	$5,866		$5,872		$5,861		$5,875		$6,030

Property Type
Retail	$1,953	33%	$1,895	32%	$1,882	32%	$1,899	32%	$1,907	31%
Office	1,595	27	1,580	27	1,533	26	1,520	26	1,553	26
Industrial	1,584	27	1,603	27	1,633	27	1,623	27	1,688	28
Apartments	542	9	552	9	578	10	595	10	626	10
Mixed use/other	230	4	282	5	277	5	281	5	302	5

Subtotal	5,904	100%	5,912	100%	5,903	100%	5,918	100%	6,076	100%

Allowance for losses	(40)		(42)		(44)		(46)		(49)
Unamortized fees and costs	2		2		2		3		3

Total	$5,866		$5,872		$5,861		$5,875		$6,030

Allowance for Losses on Commercial Mortgage Loans
Beginning balance	$42		$44		$46		$49		$51
Provision	—		—		1		—		—
Release	(2)		(2)		(3)		(3)		(2)

Ending balance	$40		$42		$44		$46		$49

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Commercial Mortgage Loans Summary

(amounts in millions)

	March 31, 2013		December 31, 2012		September 30, 2012		June 30, 2012		March 31, 2012
Loan Size	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total
Under $5 million	$2,425	41%	$2,458	42%	$2,722	46%	$2,583	44%	$2,655	44%
$5 million but less than $10 million	1,573	27	1,508	25	1,521	26	1,512	25	1,540	25
$10 million but less than $20 million	1,255	21	1,162	20	1,058	18	1,063	18	1,117	18
$20 million but less than $30 million	205	3	267	4	198	3	247	4	249	4
$30 million and over	446	8	517	9	404	7	513	9	515	9

Total	$5,904	100%	$5,912	100%	$5,903	100%	$5,918	100%	$6,076	100%

Commercial Mortgage Loan Information by Vintage as of March 31, 2013

(loan amounts in millions)

Loan Year	Total Recorded Investment(1)	Number of Loans	Average Balance Per Loan	Loan-To-Value(2)	Delinquent Principal Balance	Number of Delinquent Loans	Average Balance Per Delinquent Loan
2004 and prior	$1,224	592	$2	47%	$4	1	$4
2005	1,136	273	$4	59%	—	—	$—
2006	1,112	261	$4	66%	11	4	$3
2007	910	162	$6	71%	5	3	$2
2008	258	56	$5	71%	3	1	$3
2009	—	—	$—	—%	—	—	$—
2010	97	17	$6	57%	—	—	$—
2011	279	54	$5	63%	3	1	$3
2012	685	97	$7	66%	—	—	$—
2013	203	30	$7	66%	—	—	$—

Total	$5,904	1,542	$4	61%	$26	10	$3

(1)	Total recorded investment reflects the balance sheet carrying value gross of related allowance and the unamortized balance of loan origination fees and costs.
(2)	Represents weighted-average loan-to-value as of March 31, 2013.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

General Account GAAP Net Investment Income Yields

(amounts in millions)

	2013	2012
	1Q	4Q	3Q	2Q	1Q	Total
GAAP Net Investment Income
Fixed maturity securities—taxable	$656	$678	$659	$669	$660	$2,666
Fixed maturity securities—non-taxable	2	2	2	3	4	11
Commercial mortgage loans	82	84	87	85	84	340
Restricted commercial mortgage loans related to securitization entities	7	8	8	7	9	32
Equity securities	4	5	4	6	4	19
Other invested assets	46	37	46	36	43	162
Limited partnerships	2	12	2	20	10	44
Restricted other invested assets related to securitization entities	—	1	—	—	—	1
Policy loans	32	30	31	31	31	123
Cash, cash equivalents and short-term investments	7	7	8	10	10	35

Gross investment income before expenses and fees	838	864	847	867	855	3,433
Expenses and fees	(24)	(24)	(22)	(21)	(23)	(90)

Net investment income	$814	$840	$825	$846	$832	$3,343

Annualized Yields
Fixed maturity securities—taxable	4.7%	4.9%	4.8%	4.9%	4.9%	4.8%
Fixed maturity securities—non-taxable	2.7%	2.5%	2.4%	3.3%	3.4%	2.9%
Commercial mortgage loans	5.6%	5.7%	5.9%	5.7%	5.5%	5.7%
Restricted commercial mortgage loans related to securitization entities	8.4%	9.1%	8.6%	7.6%	9.0%	8.5%
Equity securities	3.4%	4.1%	3.5%	5.7%	4.1%	4.4%
Other invested assets	28.3%	18.6%	20.0%	14.0%	15.8%	17.1%
Limited partnerships(1)	2.4%	14.0%	2.3%	22.6%	11.5%	12.7%
Restricted other invested assets related to securitization entities	—%	1.1%	0.2%	0.1%	—%	0.3%
Policy loans	8.0%	7.4%	7.6%	7.8%	8.0%	7.7%
Cash, cash equivalents and short-term investments	0.7%	0.7%	0.8%	0.9%	0.8%	0.8%

Gross investment income before expenses and fees	4.8%	4.9%	4.9%	5.0%	4.9%	4.9%
Expenses and fees	-0.1%	-0.1%	-0.2%	-0.1%	-0.1%	-0.1%

Net investment income	4.7%	4.8%	4.7%	4.9%	4.8%	4.8%

Yields for fixed maturity securities and equity securities are based on amortized cost and cost, respectively. Yields for securities lending activity, which is included in other invested assets, are calculated net of the corresponding securities lending liability.

(1)	Limited partnership investments are equity-based and do not have fixed returns by period.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Net Investment Gains (Losses), Net of Taxes and Other Adjustments—Detail

(amounts in millions)

	2013	2012
	1Q	4Q	3Q	2Q	1Q	Total
Net realized gains (losses) on available-for-sale securities:
Fixed maturity securities:
U.S. corporate	$4	$9	$5	$(1)	$8	$21
U.S. government, agencies and government-sponsored enterprises	—	1	2	2	2	7
Foreign corporate	1	3	1	1	1	6
Foreign government	4	3	2	2	1	8
Tax-exempt	(2)	—	(1)	1	(1)	(1)
Mortgage-backed securities	(20)	(5)	(1)	(2)	(2)	(10)
Asset-backed securities	(8)	(14)	(1)	—	1	(14)
Equity securities	3	—	3	—	—	3

Total net realized gains (losses) on available-for-sale securities	(18)	(3)	10	3	10	20

Impairments:
Sub-prime residential mortgage-backed securities	(2)	(6)	(8)	(2)	(2)	(18)
Alt-A residential mortgage-backed securities	—	(1)	(4)	(7)	(3)	(15)

Total sub-prime and Alt-A residential mortgage-backed securities	(2)	(7)	(12)	(9)	(5)	(33)

Prime residential mortgage-backed securities	—	—	(1)	(3)	—	(4)
Other mortgage-backed securities	—	(1)	(1)	(1)	(1)	(4)
Commercial mortgage-backed securities	(1)	(3)	(3)	(3)	(3)	(12)
Corporate fixed maturity securities	(4)	(3)	—	(10)	—	(13)
Limited partnerships	—	—	—	(1)	—	(1)
Commercial mortgage loans	—	—	(2)	—	(1)	(3)

Total impairments	(7)	(14)	(19)	(27)	(10)	(70)

Net unrealized gains (losses) on trading securities	6	—	9	22	(17)	14
Derivative instruments	(27)	6	(2)	(18)	17	3
Commercial mortgage loans held-for-sale market valuation allowance	1	(2)	1	1	2	2
Contingent purchase price valuation change	1	1	(6)	1	—	(4)
Net gains (losses) related to securitization entities	6	21	12	(3)	22	52
Other	(1)	—	—	—	—	—

Net investment gains (losses), net of taxes	(39)	9	5	(21)	24	17
Adjustment for DAC and other intangible amortization and certain benefit reserves, net of taxes	12	(7)	(6)	3	(5)	(15)
Adjustment for net investment (gains) losses attributable to noncontrolling interests, net of taxes	(1)	—	(1)	—	(2)	(3)

Net investment gains (losses), net of taxes and other adjustments	$(28)	$2	$(2)	$(18)	$17	$(1)

Reconciliations of Non-GAAP Measures

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Reconciliation of Operating ROE

(amounts in millions)

Twelve Month Rolling Average ROE	Twelve months ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the twelve months ended(1)	$382	$325	$298	$245	$27
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$11,200	$11,115	$11,022	$10,958	$10,929
GAAP Basis ROE (1) divided by (2)	3.4%	2.9%	2.7%	2.2%	0.2%

Operating ROE
Net operating income (loss) for the twelve months ended(1)	$489	$355	$305	$241	$40
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$11,200	$11,115	$11,022	$10,958	$10,929
Operating ROE (1) divided by (2)	4.4%	3.2%	2.8%	2.2%	0.4%

Quarterly Average ROE	Three months ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the period ended(3)	$103	$168	$35	$76	$46
Average Genworth Financial, Inc.'s stockholders' equity for the period, excluding accumulated other comprehensive income (loss)(4)	$11,345	$11,225	$11,138	$11,076	$11,005
Annualized GAAP Quarterly Basis ROE (3) divided by (4)	3.6%	6.0%	1.3%	2.7%	1.7%

Operating ROE
Net operating income (loss) for the period ended(3)	$151	$160	$111	$67	$17
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$11,345	$11,225	$11,138	$11,076	$11,005
Annualized Operating Quarterly Basis ROE (3) divided by (4)	5.3%	5.7%	4.0%	2.4%	0.6%

Non-GAAP Definition for Operating ROE

Non-GAAP Definition for Operating ROE The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as net operating income (loss) divided by average ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) in average ending Genworth Financial, Inc.’s stockholders equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE as defined by the company should not be viewed as a substitute for GAAP net income (loss) available to Genworth Financial, Inc.’s common stockholders divided by average ending Genworth Financial, Inc.’s stockholders’ equity.

(1)

The twelve months ended information is derived by adding the four quarters of net income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income (loss) from page 8 herein.

(2)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), but including equity related to discontinued operations for the most recent five quarters.

(3)	Net income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income (loss) from page 8 herein.
(4)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss).

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Reconciliation of Expense Ratio

(amounts in millions)

	2013	2012
	1Q	4Q	3Q	2Q	1Q	Total
GAAP Basis Expense Ratio
Acquisition and operating expenses, net of deferrals(1)	$433	$272	$443	$439	$440	$1,594
Total revenues(2)	$2,303	$2,467	$2,456	$2,402	$2,315	$9,640

Expense ratio (1) divided by (2)	18.8%	11.0%	18.0%	18.3%	19.0%	16.5%

GAAP Basis, As Adjusted—Expense Ratio
Acquisition and operating expenses, net of deferrals	$433	$272	$443	$439	$440	$1,594
Less lifestyle protection insurance business	110	113	117	126	127	483

Adjusted acquisition and operating expenses, net of deferrals(3)	$323	$159	$326	$313	$313	$1,111

Total revenues	$2,303	$2,467	$2,456	$2,402	$2,315	$9,640
Less lifestyle protection insurance business	205	195	198	211	218	822
Less net investment gains (losses)	(67)	11	8	(34)	36	21

Adjusted total revenues(4)	$2,165	$2,261	$2,250	$2,225	$2,061	$8,797

Adjusted expense ratio (3) divided by (4)	14.9%	7.0%	14.5%	14.1%	15.2%	12.6%

Non-GAAP Definition for Expense Ratio

The company references the non-GAAP financial measure entitled “expense ratio” as a measure of productivity. The company defines expense ratio as acquisition and operating expenses, net of deferrals, divided by total revenues, excluding the effects of the company’s lifestyle protection insurance business. The lifestyle protection insurance business is excluded from this ratio as their expense bases are comprised of varying levels of non-deferrable acquisition costs. Management believes that the expense ratio analysis enhances understanding of the productivity of the company. However, the expense ratio as defined by the company should not be viewed as a substitute for GAAP acquisition and operating expenses, net of deferrals, divided by total revenues.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Reconciliation of Core Premiums

(amounts in millions)

	2013	2012
	1Q	4Q	3Q	2Q	1Q	Total
Reported premiums	$1,261	$1,320	$1,313	$1,302	$1,106	$5,041
Less U.S. Life Insurance—fixed annuities premiums	13	30	26	15	33	104
Less impact of changes in foreign exchange rates	6	(2)	(34)	(23)	(3)	(62)

Core premiums	$1,242	$1,292	$1,321	$1,310	$1,076	$4,999

Reported premium percentage change from prior year	14.0%	-2.2%	-10.0%	-9.9%	-22.9%	-11.4%
Core premium percentage change from prior year	15.4%	-1.4%	-4.5%	-5.1%	-23.4%	-8.7%

Non-GAAP Definition for Core Premiums

The company references the non-GAAP financial measure entitled “core premiums” as a measure of premium growth. The company defines core premiums as earned premiums less premiums from the U.S. Life Insurance—fixed annuities business and the impact of changes in foreign exchange rates. The fixed annuities premiums are excluded in this measure primarily because these are single premiums and are not an indication of future premiums. The impact of changes in foreign exchange rates are excluded in this measure to present periods on a comparable exchange rate. Management believes that analysis of core premiums enhances understanding of premium growth of the company. However, core premiums as defined by the company should not be viewed as a substitute for GAAP earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Reconciliation of Core Yield

		2013	2012
	(Assets—amounts in billions)	1Q	4Q	3Q	2Q	1Q	Total
	Reported—Total Invested Assets and Cash	$76.5	$78.0	$78.6	$76.8	$74.5	$78.0
	Subtract:
	Securities lending	0.2	0.2	0.2	0.2	0.1	0.2
	Unrealized gains (losses)	6.7	7.2	7.3	6.4	4.1	7.2
	Derivative counterparty collateral	0.6	0.8	1.0	1.2	0.6	0.8

	Adjusted end of period invested assets	$69.0	$69.8	$70.1	$69.0	$69.7	$69.8

(A)	Average Invested Assets Used in Reported Yield Calculation	$69.4	$70.0	$69.6	$69.4	$69.8	$69.7
	Subtract:
	Restricted commercial mortgage loans and other invested assets related to securitization entities	0.3	0.3	0.4	0.3	0.4	0.4

(B)	Average Invested Assets Used in Core Yield Calculation	69.1	69.7	69.2	69.1	69.4	69.3
	Subtract:
	Portfolios supporting floating products and non-recourse funding obligations(1)	5.7	6.2	6.6	6.8	7.5	6.8

(C)	Average Invested Assets Used in Core Yield (excl. Floating and Non-Recourse Funding) Calculation	$63.4	$63.5	$62.6	$62.3	$61.9	$62.5

	(Income—amounts in millions)
(D)	Reported—Net Investment Income	$814	$840	$825	$846	$832	$3,343
	Subtract:
	Bond calls and commercial mortgage loan prepayments	10	13	14	4	5	36
	Reinsurance(2)	22	16	19	24	22	81
	Other non-core items(3)	2	13	3	8	4	28
	Restricted commercial mortgage loans and other invested assets related to securitization entities	4	5	6	5	5	21

(E)	Core Net Investment Income	776	793	783	805	796	3,177
	Subtract:
	Investment income from portfolios supporting floating products and non-recourse funding obligations(1)	25	31	29	30	33	123

(F)	Core Net Investment Income (excl. Floating and Non-Recourse Funding)	$751	$762	$754	$775	$763	$3,054

(D) / (A)	Reported Yield	4.69%	4.80%	4.74%	4.88%	4.77%	4.80%
(E) / (B)	Core Yield	4.49%	4.55%	4.53%	4.66%	4.59%	4.58%
(F) / (C)	Core Yield (excl. Floating and Non-Recourse Funding)	4.74%	4.80%	4.82%	4.98%	4.93%	4.88%

Notes:	Columns may not add due to rounding.
Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for those items that are not recurring in nature. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield as defined by the company should not be viewed as a substitute for GAAP investment yield.

(1)	Floating products refer to institutional products and the non-recourse funding obligations that support certain term and universal life insurance reserves in the company’s life insurance business.
(2)	Represents imputed investment income related to reinsurance agreements in the lifestyle protection insurance business.
(3)	Includes mark-to-market adjustment on assets supporting executive deferred compensation and various other immaterial items.

Corporate Information

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Financial Strength Ratings

The company's principal life insurance subsidiaries are rated in terms of financial strength by Standard & Poor's Financial Services LLC (S&P), Moody’s Investors Service, Inc. (Moody's) and A.M. Best Company, Inc. (A.M. Best) as follows:

Company	S&P	Moody’s	A.M. Best
Genworth Life Insurance Company	A-	A3	A
Genworth Life Insurance Company (short-term rating)	A2	P-2	Not rated
Genworth Life and Annuity Insurance Company	A-	A3	A
Genworth Life and Annuity Insurance Company (short-term rating)	A2	P-2	Not rated
Genworth Life Insurance Company of New York	A-	A3	A

The company's principal lifestyle protection insurance subsidiaries are rated in terms of financial strength by S&P as follows:

Company	S&P
Financial Assurance Company Limited	A-
Financial Insurance Company Limited	A-

The company's principal mortgage insurance subsidiaries are rated in terms of financial strength by S&P and Moody’s as follows:

Company	S&P	Moody’s
Genworth Mortgage Insurance Corporation	B	Ba2
Genworth Residential Mortgage Insurance Corporation of NC	B	Ba2
Genworth Financial Mortgage Insurance Pty. Limited (Australia)	AA-	A3
Genworth Financial Mortgage Insurance Limited (Europe)	BBB-	Not rated
Genworth Financial Mortgage Insurance Company Canada(1)	AA-	Not rated
Genworth Seguros de Credito a la Vivienda S.A. de C.V.(2)	mxAA-	Aa3.mx

(1)	Genworth Financial Mortgage Insurance Company Canada is also rated “AA” by Dominion Bond Rating Service (DBRS).
(2)	Genworth Seguros de Credito a la Vivienda S.A. de C.V. is also rated “BB+” by S&P and “Baa3” by Moody’s on a Global Scale Insurance financial strength basis.

The S&P, Moody’s, A.M. Best and DBRS ratings included are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in the company’s securities.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

Financial Strength Ratings (continued)

S&P states that an insurer rated “AA” (Very Strong) has very strong financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments. Insurers rated “AA” (Very Strong), “A” (Strong), “BBB” (Good) or “B” (Weak) have very strong, strong, good, or weak financial security characteristics, respectively. The “AA,” “A,” “BBB” and “B” ranges are the second-, third-, fourth- and sixth-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing in a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “AA-,” “A-,” “BBB-” and “B” ratings are the fourth-, seventh-, tenth- and fifteenth-highest of S&P's 21 ratings categories. The short-term rating “A-2” is the second highest of S&P's six short-term ratings and shows the obligor's capacity to meet its financial commitments is satisfactory. An obligor rated “mxAA” has a very strong capacity to meet its financial commitments relative to that of other Mexican obligors. The “mxAA” rating is the second-highest enterprise credit rating assigned on S&P's CaVal national scale.

Moody's states that insurance companies rated “A” (Good) offer good financial security and that insurance companies rated “Ba” (Questionable) offer questionable financial security. The “A” (Good) and “Ba” (Questionable) ranges are the third- and fifth-highest, respectively, of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the group, with 1 being the highest and 3 being the lowest. These modifiers are not added to ratings in the “Aaa” category or to ratings below the “Caa” category. Accordingly, the “A3” and “Ba2” ratings are the seventh- and twelfth-highest, respectively, of Moody’s 21 ratings categories. The short-term rating “P-2” is the second highest rating and shows strong ability for repayment of short-term debt obligations. Issuers or issues rated “Aa.mx” demonstrate very strong creditworthiness relative to other issuers in Mexico.

A.M. Best states that the “A” (Excellent) rating is assigned to those companies that have, in its opinion, an excellent ability to meet their ongoing insurance obligations. The “A” (Excellent) rating is the third-highest of 15 ratings assigned by A.M. Best, which range from “A++” to “F.”

DBRS states that long-term obligations rated “AA” are of superior credit quality. The capacity for the payment of financial obligations is considered high and unlikely to be significantly vulnerable to future events. Credit quality differs from “AAA” only to a small degree.

S&P, Moody’s, A.M. Best and DBRS review their ratings periodically and the company cannot assure you that it will maintain the current ratings in the future. Other agencies may also rate the company or its insurance subsidiaries on a solicited or an unsolicited basis.

About Genworth Financial

Genworth is a leading financial security company meeting the retirement, longevity and lifestyle protection, investment and mortgage insurance needs of more than 15 million customers, with a presence in more than 25 countries. For more information, visit www.genworth.com.

Inquiries:

Georgette Nicholas, 804-662-2248

Georgette.Nicholas@genworth.com